UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-04719

                    The TETON Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TETON WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Mid-Cap Equity Fund

Income Fund

Equity Fund

Balanced Fund

Intermediate Bond Fund

Annual Report

September 30, 2016

TETON WESTWOOD FUNDS

(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2016 (a)							Average Annual Returns – September 30, 2016 (a)(b)(d)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments
Mighty MitesSM	14.98%	14.02%	9.29%	10.54%	11.16%	1.41%	1.41%	10.06%	12.80%	8.59%	10.00%	10.70%	1.66%	1.66%
SmallCap Equity	21.08	14.15	7.25	7.22	7.33	1.66	1.50	16.05	12.95	6.56	6.72	6.95	1.91	1.75
Mid-Cap Equity	8.23	—	—	—	6.93	2.74	1.51	3.60	—	—	—	5.36	2.99	1.76
Income	10.39	9.62	3.97	7.79	7.00	2.40	2.00	5.68	8.47	3.29	7.23	6.56	2.65	1.40
Equity	11.43	14.56	5.62	6.88	9.82	1.59	1.59	6.72	13.37	4.95	6.32	9.45	1.84	1.84
Balanced	8.55	9.66	5.10	5.99	8.29	1.31	1.31	3.92	8.50	4.40	5.44	7.85	1.56	1.56
Intermediate Bond	4.06	1.48	3.26	3.37	4.76	1.37	1.01	(0.24)	0.51	2.73	2.98	4.51	1.47	1.11

	Class C Shares							Class I Shares
	Average Annual Returns – September 30, 2016 (a)(c)(d)							Average Annual Returns – September 30, 2016 (a)(d)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments
Mighty MitesSM	13.06%	13.16%	8.49%	9.72%	10.48%	2.16%	2.16%	15.22%	14.28%	9.53%	10.70%	11.29%	1.16%	1.16%
SmallCap Equity	19.24	13.30	6.46	6.38	6.68	2.41	2.25	21.47	14.47	7.49	7.38	7.45	1.41	1.25
Mid-Cap Equity	6.37	—	—	—	6.14	3.49	2.26	8.73	—	—	—	7.26	2.49	0.81
Income	8.55	8.80	3.19	7.09	6.45	3.15	1.90	10.56	9.89	4.19	7.95	7.13	2.15	0.90
Equity	9.59	13.71	4.83	6.09	9.32	2.34	2.34	11.66	14.79	5.84	7.02	9.90	1.34	1.34
Balanced	6.79	8.86	4.31	5.20	7.73	2.06	2.06	8.84	9.93	5.32	6.13	8.38	1.06	1.06
Intermediate Bond	2.19	0.72	2.68	2.60	4.29	2.12	1.76	4.26	1.72	3.47	3.51	4.84	1.12	0.76

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. For the SmallCap Equity, Mid-Cap Equity, Income, and Intermediate Bond Funds (and for the Mighty MitesSM Fund through September 30, 2005), Teton Advisors, Inc., the “Adviser,” reimbursed expenses to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2017 and are renewable annually by the Adviser. The Funds, except for the Equity, Balanced, and Intermediate Bond Funds, impose a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com.

(b)	Includes the effect of the maximum 4.00% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)

The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares, except for Mid-Cap Equity Fund. The performance for all share classes of Mid-Cap Equity Fund is based on the Fund’s inception date of May 31, 2013. The performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Mighty MitesSM	05/11/98	11/26/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	11/26/01	01/11/08
Mid-Cap Equity	05/31/13	05/31/13	05/31/13	05/31/13
Income	09/30/97	05/09/01	11/26/01	01/11/08
Equity	01/02/87	01/28/94	02/13/01	01/11/08
Balanced	10/01/91	04/06/93	09/25/01	01/11/08
Intermediate Bond	10/01/91	07/26/01	10/22/01	01/11/08

The TETON Westwood Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.tetonadv.com or by calling the Funds at 800-WESTWOOD (800-937-8966). The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-WESTWOOD (800-937-8966); (ii) writing to The TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Mighty MitesSM Fund

For the year ended September 30, 2016, the TETON Westwood Mighty MitesSM Fund net asset value (“NAV”) per Class AAA Share appreciated 15.0% versus gains of 15.5% for the Russell 2000 and 13.5% for the Russell Microcap Indices. See next page for additional performance information.

The Fund invests in small and micro-cap equity securities that have a market capitalization of $500 million or less at time of purchase. The portfolio management team focuses on bottom up stock selection, seeking bite sized companies with excellent management teams, strong balance sheets, and superior long term fundamentals. As bottom up, fundamental, research driven investors, the team seeks to purchase the inefficiently priced stocks of excellent companies selling at a discount to their private market value (PMV), and possess a catalyst that can unlock hidden value within the enterprise. As such, (y)our portfolio is diversified across a broad cross section of companies sharing these valuation characteristics.

The market volatility exhibited in 2015 continued into the quarter ended March 31, 2016, as a sharply negative January preceded a flattish February, followed by a March recovery. Driving much of these rotations were uneven economic data, global concerns (namely the Chinese economy and oil production), and speculation about interest rate increases and their timing. Near the close of the quarter, the Federal Reserve left short term interest rates unchanged in its March meeting and suggested a cautious approach to rate hikes for the rest of the year.

During the quarter ended June 30, investors’ worries shifted from a collapse in China to a recession in the U.S. and increasing oil prices, and finally, to Brexit; the United Kingdom’s vote to exit the European Union (EU). The vote to leave the EU sparked a market correction, amplifying economic uncertainty, increasing volatility, and driving down the pound. However, these events were quickly followed by a strong bounce back to earlier, more stable levels.

In the third quarter of 2016, the country’s attention remained focused on the expected outcome of the next U.S. Presidential and Congressional elections and their impacts on markets. The candidates have diverging goals on regulations, foreign policy, and how to rebuild infrastructure in this country. Headline unemployment has remained steady throughout 2016 at around 5.0%, with the participation rate holding near 63%. Although wages are rising, productivity has flattened which could be a concern for future corporate profits as, in the long run, corporate profits drive the stock market.

Among the better performing stocks during the year were Exelixis Inc. (0.2% of net assets as of September 30, 2016), a genomics based discovery company focused on development of drugs, crop protection, and plant biotechnology; Callon Petroleum (0.4%), an independent oil and natural gas company focused on growing production and reserves in the Permian Basin; and AEP Industries (0.8%), a leader in flexible packaging products and polyethylene films.

Some of the Fund’s weaker performing holdings during the year were Internap Corp. (0.1%), an Internet infrastructure provider that offers cloud hosting, colocation, Internet Protocol services, data center, and Content Delivery Network services; Falconstor Software (0.1%), a software defined storage provider providing data protection and storage virtualization; and Moduslink Global Solutions (0.3%), formerly CMGI Inc., a U.S. company that provides supply chain management services to global technology and software companies across its worldwide operations.

We appreciate your continued confidence and trust.

Average Annual Returns Through September 30, 2016 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (5/11/98)
Mighty MitesSM Fund Class AAA	14.98%	14.02%	9.29%	10.54%	11.16%
Russell MicrocapTM Index	13.47	16.37	5.50	8.86	N/A(b)
Russell 2000 Index	15.47	15.82	7.07	9.26	6.80
Lipper Small Cap Value Fund Average	15.12	14.30	6.38	9.77	7.83(c)

In the current prospectuses dated January 28, 2016, the expense ratio for Class AAA Shares is 1.41%. See page 40 for the expense ratios for the year ended September 30, 2016. Class AAA Shares do not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc., (the “Adviser”) reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Microcap™ Index is an unmanaged indicator which measures the performance of the microcap segment of the U.S. equity market. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b)    The inception date of the Russell Microcap™ Index is June 30, 2000.

(c)    Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITESSM FUND CLASS AAA, THE RUSSELL 2000 INDEX,

AND THE RUSSELL MICROCAP™ INDEX (Unaudited)

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Russell Microcap™ Index inception date is June 30, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty MitesSM Fund (Class AAA).

SmallCap Equity Fund (Unaudited)

For the year ended September 30, 2016, the TETON Westwood SmallCap Equity Fund NAV per Class AAA Share appreciated 21.1% compared with a gain of 15.5% for the Russell 2000 Index. See below for additional performance information.

The Fund invests primarily in small cap companies that, through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or private market value. The Fund characterizes small capitalization companies as those companies with a market capitalization at the time of the Fund’s initial investment between $100 million and $2.5 billion.

The first calendar quarter of 2016 ended on a positive note as equities rebounded from the steep declines in January and February. After taking a battering during the first six weeks of the quarter, markets followed a V-shaped recovery as concerns over the global economy abated, with sentiment toward equities buoyed by accommodative central bank policy from Japan, Europe, and the U.S. Federal Reserve.

Following a challenging first quarter, equity investors sustained another bout of stock market turmoil with “Brexit,” Britain’s vote to exit the European Union. The election results came as a global shock and the stock market registered a sharp correction, only to later stage a dramatic recovery that ended the third calendar quarter in positive territory.

During the quarter ended September 30, 2016, the U.S. economy remained on a slow growth trajectory at a 1.4% annual rate of GDP growth, compared with 2.6% for 2015. The U.S. added 156,000 jobs in September, below August’s 167,000 and July’s 252,000. However, the U.S. unemployment rate has fallen to 5.0% a level that has, in the past, suggested the country has reached full employment. The Institute for Supply Management (ISM) survey climbed to 57.1 in September, its highest level since October 2015. In September, auto sales jumped to a 17.65 million unit annual rate.

Among the better performing stocks for the year were: Intersil Corp. (2.7% of net assets as of September 30, 2016), which manufactures high performance analog mixed signal and power management semiconductors, primarily used within industrial and infrastructure end markets; Patterson-UTI Energy Inc. (2.5%), a provider of onshore contract drilling services to major and independent oil and natural gas operators in the U.S. and Canada; and FormFactor Inc. (1.4%), who designs, develops, manufactures, sells, and supports semiconductor probe card products worldwide. Our weaker performing stocks during the year were NetScout Systems Inc. (1.9%), which develops network monitoring software to perform deep inspection which identifies and address sources of traffic and bottlenecks; United Natural Foods Inc. (1.3%), a leading distributor of natural foods, operating within a fragmented industry and selling through various retail outlets from supermarkets to specialty stores; and Infinera Corp. (1.0%), who designs and builds network equipment for optical transport, which is the high speed transmission of data in the form of light waves.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2016 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(4/15/97)
SmallCap Equity Fund Class AAA	21.08%	14.15%	7.25%	7.22%	7.73%
Russell 2000 Index	15.47	15.82	7.07	9.26	8.33
Russell 2000 Value Index	18.81	15.45	5.78	9.38	9.26

In the current prospectuses dated January 28, 2016, the gross expense ratio for Class AAA Shares is 1.66%, and the net expense ratio is 1.50% after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2017. See page 41 for the expense ratios for the year ended September 31, 2016. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Russell Value Index measure the performance of the small-capitalization sector of the U.S. equity market. It is a subset of the Russell 2000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-Cap Equity Fund (Unaudited)

For the year ended September 30, 2016, the TETON Westwood Mid-Cap Equity Fund NAV per Class AAA Share appreciated 8.2% compared with a gain of 14.3% for the Russell Midcap Index. See next page for additional performance information.

The Fund invests primarily in mid-cap companies that the portfolio managers believe are undervalued by the market and have above average growth potential. The Fund defines mid-cap companies as those whose market capitalization falls within a range of $1 billion to $20 billion. The portfolio managers seek to identify companies with attractive products or services, financial strength, strong competitive positions, high quality management, and reasonable valuation. As bottom up, fundamental, research driven investors, they seek to invest in attractively valued companies with strong balance sheets, secular growth, experienced management teams, solid earnings prospects, leading market shares, and superior long term fundamentals.

At the onset of the quarter ended March 2016, the backdrop for the U.S. equity market was a slowing economy and cautious consumer spending. Energy related capital expenditures remained weak as oil prices plunged below $27 a barrel. Deteriorating economic growth in China, Japan, and the Eurozone threatened domestic businesses with international exposure and reinforced doubts that U.S. economy was not, in fact, immune from a global slowdown.

The June quarter saw a gradually improving economy; U.S. equities moved higher during most of the quarter, with midcap stocks advancing 4.0% through the third week in June. However, on June 23, the UK’s decision to exit the European Union (Brexit) sent stocks into a tailspin. The meltdown lasted two days, wiping out all of the quarter’s gains. In the remaining days of the quarter however, U.S. equities recouped most of what they had lost. Midcap stocks ended the quarter up 3.2%, slightly outperforming large caps and trailing small caps.

In defiance of several destabilizing events during the September quarter, U.S. equities saw modest gains, closing out the period near record levels. The Federal Reserve kept rates unchanged at its September meeting, while keeping investors on guard with its resolve to raise rates before the end of the year. In the end, midcap stocks delivered 4.5% returns as measured by the Russell Midcap Index.

Among the better performing stocks for the year were Mercadolibre (2.1% of net assets as of September 30, 2016), an Argentine online marketplace dedicated to e-commerce and online auctions; Insulet Corp. (1.5%), a medical device company that developed and markets the only tubeless patch insulin pump for Type I diabetics; and Pioneer Natural Resources (2.7%), an independent exploration and production company operating primarily in the Permian basin.

Some detractors from the portfolio were Norwegian Cruise Line Holdings (1.2%), a Bermuda incorporated, U.S. headquartered company operating cruise ships throughout the world; WisdomTree Investments (0.5%), a New York based asset manager of exchange-traded funds and exchange-traded products; and Alexion Pharmaceuticals (1.4%), one of the world’s leading rare disease companies focused on developing life transforming therapies for patients with devastating and rare diseases.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2016 (a) (Unaudited)

		Since
		Inception
	1 Year	(5/31/13)
Mid-Cap Equity Fund Class AAA	8.23%	6.93%
Russell Midcap Index	14.25	10.32(b)
Russell Midcap Growth Index	11.24	10.09(b)

In the current prospectuses dated January 28, 2016, the gross expense ratio for Class AAA Shares is 2.74%, and net expense ratio is 1.51% after contractual reimbursements by Teton Advisors, Inc., (the “Adviser”) in place through January 31, 2017. See page 42 for the expense ratios for the year ended September 30, 2016. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Midcap Index is an unmanaged indicator which measures the performance of the mid-cap segment of the U.S. equity market. The Russell Midcap Growth Index is an unmanaged indicator which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Russell Midcap and Russell Midcap Growth Indices since inception performance is from May 30, 2013.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP EQUITY FUND

CLASS AAA AND THE RUSSELL MIDCAP INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Income Fund (Unaudited)

For the year ended September 30, 2016, the TETON Westwood Income Fund NAV per Class AAA Share appreciated 10.4% compared with gains of 15.4% and 14.6% for the Standard & Poor’s (“S&P”) 500 Index and the Lipper Equity Income Fund Average, respectively. See below for additional performance information.

The Fund invests in companies to participate in the growth of earnings and cash flow. The portfolio manager looks for companies that she believes will continue to return cash flow to shareholders, resulting in higher share price valuation. The Fund looks to build a steady component of not only current return from dividend yields, but also rising dividend payout.

The March 2016 quarter saw evidence of slowing growth via falling retail sales, with a concerning drop in spending on gasoline and autos, contrary to the expectation that the windfall from lower energy prices would boost other consumer spending. The markets recovered that lost ground in the second half of the quarter, as economic news consistent with slow but not slowing growth came through. On a positive note, the U.S. labor market showed firm gains, albeit at a low level.

In the quarter ended June 30, the economy found solid ground, with firm evidence that the U.S. labor market continued to improve, although tepidly. Employment gains continued to be steady and the economy saw growth continue at a stable, but moderate pace. Consumer spending picked up, supported by solid progression in income and wage gains.

The September quarter saw a mixed set of data including an improvement in consumer spending. However, core income growth, meaning wages and salaries, has been in a slowing trend for over a year. The long term slow growth in GDP has resulted in low sales growth for corporations, which has put downward pressure on profits and capital spending. This has been part of the circle of low growth and more accommodative monetary and fiscal policies, not just in the United States, but globally.

Among the better performing stocks (all no longer held), for the fiscal year were Newmont Mining Corp., the second largest gold producer in the world; Apache Corp., an oil and gas exploration and production company with operations in the United States, Canada, Egypt, and the United Kingdom; and International Paper Co, a producer and distributor of paper, packaging, and forest products, including building materials.

Some of the Fund’s weaker performing stocks (all no longer held) during the year were Gilead Sciences , a research based biopharmaceutical company focused on the discovery, development, and commercialization of innovative medicine; Legg Mason, an American investment management firm with a focus on asset management and serves customers worldwide; and Weatherford International, an oil and gas service company with a presence in every major oil and gas region of the world.

Effective October 1, 2016, the TETON Westwood Income Fund was rebranded as the TETON Convertible Securities Fund, and changed its investment strategy to invest in a portfolio consisting primarily of convertible securities from income-oriented equities. The Fund will invest at least 80% of its assets in convertible securities. Thomas Dinsmore, CFA, Jane O’Keeffe, and James Dinsmore, CFA, will join Barbara Marcin, CFA, on the portfolio management team.

We appreciate your confidence and trust.

Average Annual Returns Through September 30, 2016 (a) (Unaudited)

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(9/30/97)
Income Fund Class AAA	10.39%	9.62%	3.97%	7.79%	7.00%
S&P 500 Index	15.43	16.37	7.24	7.15	6.42
Lipper Equity Income Fund Average	14.61	13.94	5.87	6.69	5.94

In the current prospectuses dated January 28, 2016, the gross expense ratio for Class AAA Shares is 2.40% and the net expense ratio is 2.00% after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2017. See page 43 for the expense ratios for the year ended September 30, 2016. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Equity Income Fund Average includes the 30 largest equity income funds tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INCOME FUND CLASS AAA,

THE S&P 500 INDEX, AND THE LIPPER EQUITY INCOME FUND AVERAGE (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Equity Fund (Unaudited)

The TETON Westwood Equity Fund underperformed the benchmark S&P 500 Index over the fiscal year. For the twelve months ended September 30, 2016, the Equity Fund Class AAA shares posted a gains of 11.4%, net of expenses, versus the S&P 500 Index gains of 15.4%. See below for additional performance information.

During the fiscal year ended September 30, 2016, the markets saw selloffs, rallies off the bottom, and subsequent new all-time highs for the vast majority of the major indices across the market capitalization spectrum. Further, a new paradigm emerged as the previous zero bound for interest rates was pierced early in 2016 by the Bank of Japan. The Federal Reserve remained unchanged on the rate front. Following the United Kingdom’s referendum’s passage to exit the European Union, uncertainty rose and markets fell for the briefest of times before another round of central bank commentary pledging their support, should it be necessary, sparked another strong rally and the aforementioned new all-time highs in the indices.

The best-performing sectors for the S&P 500 were Technology, with a large weighting to go along with strong performance, and Materials. Utilities also saw a strong move higher on the back of the falling yields of comparable fixed income securities. The “FANG” stocks comprising Facebook, Amazon, Netflix, and Google/Alphabet again outperformed by nearly twice the return of the S&P 500.

Positive drivers of relative Fund performance over the twelve months were strong stock selection in the Health Care sector and a slight overweight and outperformance by the Utilities holdings. The top two contributors to returns came from Health Care. Johnson & Johnson (3.0% of net assets as of September 30, 2016), where improvements in its consumer business coupled with the acquisition of Vogue Healthcare to tuck in additional products and brands, were well received by the Street. Becton, Dickinson and Co. (2.1%) continued its long string of positive earnings surprises. Its recent deal for CareFusion appears to be a great strategic acquisition and supports both revenue and cost synergies going forward. Comcast Corp.’s (3.5%) string of consistently good quarterly earnings also continued as the merits of its positioning with regard to video consumption shifting towards on-demand and its strong content position with upside from NBCU, and its recent acquisition of DreamWorks further enhances that.

Distractors to the Fund’s performance were Wells Fargo & Co. (2.8%), which was in the headlines with the negative development regarding its cross-selling practices. Public Storage (1.8%) shares were pressured over fears of incremental supply and slower fundamentals. V.F. Corp (1.8%) fell as the broader retail space has seen pressure as mall traffic has largely underwhelmed.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2016 (a) (Unaudited)

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(1/2/87)
Equity Fund Class AAA	11.43%	14.56%	5.62%	6.88%	9.82%
S&P 500 Index	15.43	16.37	7.24	7.15	10.11(b)

In the current prospectuses dated January 28, 2016, the expense ratio for Class AAA Shares is 1.59%. See page 44 for the expense ratios for the year ended September 30, 2016. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	S&P 500 Index since inception performance is as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Balanced Fund (Unaudited)

For twelve months ended September 30, 2016, the TETON Westwood Balanced Fund Class AAA Shares posted a return of 8.6%, net of expenses, versus the Bloomberg Barclays Government/Credit Bond Index return of 5.9%. The Fund’s return was less than a common balanced benchmark comprised of 60% S&P 500 Index and 40% of the Bloomberg Barclays Capital Government/Credit Bond Index which returned 11.6%. See next page for additional performance information.

The Fund is designed to provide exposure to equities while reducing overall risk through investment in investment grade fixed income securities. The bond portion typically invests in high-quality notes with lower interest rate sensitivity — and generally a shorter maturity — than the Bloomberg Barclays Government/Credit Bond Index (BB G/C), with the objective of dampening the volatility of equity holdings.

Comments from the Intermediate Bond and Equity Funds also apply to the Balanced Fund.

Throughout the Balanced Fund’s fiscal year and relative to the 60/40 index, the Fund’s asset allocation was overweight U.S. Equities and underweight U.S. Fixed Income. This tilt was beneficial for this time period, as the equity portion return of the Fund exceeded the fixed income return every quarter except the first quarter of 2016.

For the year ended September 30, 2016, the U.S. Treasury yield curve flattened as long Treasury maturity yields declined 0.45-0.55% and shorter yields increased. Corporate spreads tightened relative to duration matched Treasury yields and Baa-rated corporate credits outperformed higher-rated credits. U.S. Credits returned 8.30%, more than double the return of U.S. Governments at 4.00%. Long Credits in the BB G/C Index returned 15.73% and Long Governments 13.02%. Within Corporates, Utility and Industrial debt led Financial debt by over 3.00%.

Factors driving the Fund’s performance for the year relative to the BB G/C included: (1) positive effects from allocation decisions to markedly underweight U.S. Treasuries and to overweight the top-performing Industrial sector and Corporates in general; and (2) negative effects derived from under-owning long maturity securities during a period in which they led index performance.

The top six contributors to the Fund’s performance for the year all mature in 2024 and included one U.S. Agency note: Fannie Mae 2.625% due 06-Sep-2024 (1.8% of net assets as of September 30, 2016) and five corporate notes: Capital One Financial Corp. 3.75% due 24-Apr-2024 (1.0%), Aetna Inc. 3.5% due 15-Nov-2024 (1.0%), Morgan Stanley 3.7% due 23-Oct-2024 (1.0%), CVS Health Corp 3.375% due 12-Aug-2024 (1.0%), and Goldman Sachs Group Inc. 3.85% due 08-Jul-2024 (1.0%).

Detracting from performance were two notes which were sold during the year: EMC Corp. 3.375% due 01-Jun-2023 and Marathon Oil Corp 5.9% due 15-Mar-2018.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2016 (a) (Unaudited)

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(10/1/91)
Balanced Fund Class AAA	8.55%	9.66%	5.10%	5.99%	8.29%
Bloomberg Barclays Government/Credit Bond Index	5.86	3.24	4.86	4.90	6.06(c)
S&P 500 Index	15.43	16.37	7.24	7.15	9.34(c)
60% S&P 500 Index and 40% Bloomberg Barclays Government/Credit Bond Index (b)	11.60	11.12	6.29	6.25	8.03

In the current prospectuses dated January 28, 2016, the expense ratio for Class AAA Shares is 1.31%. See page 45 for the expense ratios for the year ended September 30, 2016. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc., (the “Adviser”), reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Blended Index consists of a 60% blend of each of the S&P 500 Index and 40% Bloomberg Barclays Government/Credit Bond Index.
(c)	S&P 500 Index and Bloomberg Barclays Government/Credit Bond Index since inception performances are as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BLOOMBERG BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Intermediate Bond Fund (Unaudited)

For the year ended September 30, 2016, the TETON Westwood Intermediate Bond Fund NAV per Class AAA Share increased 4.1% compared with the Bloomberg Barclays Government/Credit Bond Index which was up 5.9%. See below for additional performance information.

During the fourth quarter of 2015, the opening quarter of the Fund’s fiscal year, yields on intermediate and long term Treasuries increased and prices correspondingly declined. The Federal Reserve voted unanimously in December to increase the short term Federal Funds rate for the first time since 2006. That rate had been held near 0.00% since 2008. The U.S. Treasury Yield Curve continued to flatten as the yield on the 2-year Treasury increased from 0.65% to 1.05%; the 10-year yield increased less from 2.04% to 2.27%, and the 30-year yield increased from 2.87% to 3.01%.

Investment grade bond prices rallied during the first calendar quarter of 2016 as the Bloomberg Barclays U.S. Government/Credit Bond Index (BCG/C) posted a 3.47% return: 2.45% for notes maturing in 1-10 years, and 7.30% for bonds of maturity greater than 10 years.

Total returns on investment grade bonds rose again in the Fund’s fiscal third quarter, building on gains from the second quarter. Treasury prices rallied higher after three June events: (1) the weaker than expected May jobs report, (2) the Federal Reserve Open Market Committee (FOMC) pushing out expectations on future rate hikes, and (3) the U.K.’s unexpected referendum vote to leave the European Union.

Investment grade bonds returns were flat for the quarter ended September 30, 2016. Treasuries as a whole posted small losses while corporate bonds logged small gains. Britain’s decision to exit the European Union caused the 10-year Treasury yield to fall to its lowest level on record: 1.36% at the beginning of the quarter. The yield on the 10-year Treasury increased from 1.47% to 1.60% during the quarter. The 30-year Treasury earned a slightly positive return as the yield ended nearly unchanged. Investment grade credit spreads tightened by roughly 15 basis points during the quarter causing duration matched corporate bonds to outperform Treasuries.

Several factors influencing the BB G/C performance during third quarter had even more pronounced effects during the 12-month fiscal year ended September 30, 2016: (1) the U.S. Treasury yield curve markedly flattened as long Treasury maturity yields declined 0.45-0.55% and shorter yields increased, (2) corporate spreads tightened relative to duration matched Treasury yields and (3) Baa-rated corporate credits outperformed higher-rated credits. U.S. Credits returned 8.30%, more than double the return of U.S. Governments at 4.00%. Long Credits in the index returned 15.73% and Long Governments 13.02%. Within Corporates, Utility and Industrial debt led Financial debt by over 3.00%.

The top five contributors to fiscal year Fund performance included the long U.S. Treasury 2.5% due 15-Feb-2045 (sold) and four intermediate-maturity corporate notes: AT&T Inc. 3.9% due 11-Mar-2024 (2.6% of net assets as of September 30, 2016), Capital One Financial Corp. 3.75% due 24-Apr-2024 (2.1%), Aetna Inc. 3.5% due 15-Nov-2024 (2.1%), and United Technologies Corp 3.1% due 01-Jun-2022 (2.1%). Detracting the most from performance were three industrial corporate notes which were all sold during the year: Murphy Oil Corp 2.5% due 01-Dec-2017, EMC Corp 3.375% due 01-Jun-2023, and Marathon Oil Corp 5.9% due 15-Mar-2018.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2016 (a) (Unaudited)

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(10/1/91)
Intermediate Bond Fund Class AAA	4.06%	1.48%	3.26%	3.37%	4.76%
Bloomberg Barclays Government/Credit Bond Index	5.86	3.24	4.86	4.90	6.06(b)

In the current prospectuses dated January 28, 2016, the gross expense ratio for AAA Shares is 1.37%. The net expense ratio is 1.01%, after contractual reimbursements by Teton Advisors, Inc., (the “Adviser”) in place through January 31, 2017. See page 46 for the expense ratios for the year ended September 30, 2016. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Bloomberg Barclays Government/Credit Bond Index since inception performance is as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INTERMEDIATE BOND FUND CLASS AAA AND

THE BLOOMBERG BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This page was intentionally left blank.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2016 through September 30, 2016

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2016.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited) (Continued)

For the Six Month Period from April 1, 2016 through September 30, 2016

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending	Annualized	Expenses	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During	Account Value	Account Value	Expense	Paid During
	04/01/16	09/30/16	Ratio	Period*	04/01/16	09/30/16	Ratio	Period*

TETON Westwood Mighty MitesSM Fund
Class AAA	$1,000.00	$1,111.80	1.40%	$ 7.39	$1,000.00	$1,018.00	1.40%	$ 7.06
Class A	$1,000.00	$1,110.50	1.64%	$ 8.65	$1,000.00	$1,016.80	1.64%	$ 8.27
Class C	$1,000.00	$1,107.40	2.15%	$11.33	$1,000.00	$1,014.25	2.15%	$10.83
Class I	$1,000.00	$1,113.20	1.15%	$ 6.08	$1,000.00	$1,019.25	1.15%	$ 5.81

TETON Westwood SmallCap Equity Fund
Class AAA	$1,000.00	$1,175.40	1.50%	$ 8.16	$1,000.00	$1,017.50	1.50%	$ 7.57
Class A	$1,000.00	$1,174.60	1.75%	$ 9.51	$1,000.00	$1,016.25	1.75%	$ 8.82
Class C	$1,000.00	$1,171.10	2.25%	$12.21	$1,000.00	$1,013.75	2.25%	$11.33
Class I	$1,000.00	$1,177.20	1.25%	$ 6.80	$1,000.00	$1,018.75	1.25%	$ 6.31

TETON Westwood Mid-Cap Equity Fund
Class AAA	$1,000.00	$1,086.90	1.18%	$ 6.16	$1,000.00	$1,019.10	1.18%	$ 5.96
Class A	$1,000.00	$1,084.70	1.43%	$ 7.45	$1,000.00	$1,017.85	1.43%	$ 7.21
Class C	$1,000.00	$1,082.20	1.95%	$10.15	$1,000.00	$1,015.25	1.95%	$ 9.82
Class I	$1,000.00	$1,088.90	0.80%	$ 4.18	$1,000.00	$1,021.00	0.80%	$ 4.04

TETON Westwood Income Fund
Class AAA	$1,000.00	$1,069.60	2.00%	$10.35	$1,000.00	$1,015.00	2.00%	$10.08
Class A	$1,000.00	$1,068.00	2.25%	$11.63	$1,000.00	$1,013.75	2.25%	$11.33
Class C	$1,000.00	$1,064.60	2.75%	$14.19	$1,000.00	$1,011.25	2.75%	$13.83
Class I	$1,000.00	$1,070.20	1.75%	$ 9.06	$1,000.00	$1,016.25	1.75%	$ 8.82

TETON Westwood Equity Fund
Class AAA	$1,000.00	$1,041.40	1.63%	$ 8.32	$1,000.00	$1,016.85	1.63%	$ 8.22
Class A	$1,000.00	$1,040.60	1.88%	$ 9.59	$1,000.00	$1,015.60	1.88%	$ 9.47
Class C	$1,000.00	$1,038.10	2.38%	$12.13	$1,000.00	$1,013.10	2.38%	$11.98
Class I	$1,000.00	$1,043.20	1.38%	$ 7.05	$1,000.00	$1,018.10	1.38%	$ 6.96

TETON Westwood Balanced Fund
Class AAA	$1,000.00	$1,034.30	1.35%	$ 6.87	$1,000.00	$1,018.25	1.35%	$ 6.81
Class A	$1,000.00	$1,032.90	1.60%	$ 8.13	$1,000.00	$1,017.00	1.60%	$ 8.07
Class C	$1,000.00	$1,030.80	2.10%	$10.66	$1,000.00	$1,014.50	2.10%	$10.58
Class I	$1,000.00	$1,035.70	1.10%	$ 5.60	$1,000.00	$1,019.50	1.10%	$ 5.55

TETON Westwood Intermediate Bond Fund
Class AAA	$1,000.00	$1,019.30	1.00%	$ 5.05	$1,000.00	$1,020.00	1.00%	$ 5.05
Class A	$1,000.00	$1,018.80	1.10%	$ 5.55	$1,000.00	$1,019.50	1.10%	$ 5.55
Class C	$1,000.00	$1,016.20	1.75%	$ 8.82	$1,000.00	$1,016.25	1.75%	$ 8.82
Class I	$1,000.00	$1,021.40	0.75%	$ 3.79	$1,000.00	$1,021.25	0.75%	$ 3.79

*	Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2016:

TETON Westwood Mighty MitesSM Fund

Diversified Industrial	10.4%
U.S. Government Obligations	9.2%
Health Care	8.5%
Equipment and Supplies	5.9%
Financial Services	5.8%
Food and Beverage	4.5%
Automotive: Parts and Accessories	4.1%
Electronics	3.9%
Machinery	3.6%
Business Services	3.5%
Telecommunications	3.3%
Computer Software and Services	3.0%
Specialty Chemicals	2.9%
Hotels and Gaming	2.8%
Entertainment	2.7%
Consumer Products	2.6%
Real Estate	2.3%
Retail	2.1%
Aerospace and Defense	2.1%
Restaurants	1.9%
Building and Construction	1.6%
Publishing	1.4%
Metals and Mining	1.4%
Broadcasting	1.4%

Aviation: Parts and Services	1.2%
Manufactured Housing and Recreational Vehicles	1.0%
Energy and Utilities: Water	1.0%
Energy and Utilities: Natural Gas	0.8%
Environmental Control	0.7%
Consumer Services	0.6%
Energy and Utilities: Integrated	0.5%
Automotive	0.5%
Transportation	0.4%
Semiconductors	0.4%
Energy and Utilities: Services	0.4%
Energy and Utilities: Oil	0.4%
Communications Equipment	0.3%
Airlines	0.3%
Paper and Forest Products	0.2%
Agriculture	0.2%
Closed-End Business Development Company	0.1%
Educational Services	0.0%*
Computer Hardware	0.0%*
Other Assets and Liabilities (Net)	0.1%

100.0%

*	Amount represents less than 0.05%

TETON Westwood SmallCap Equity Fund

Financial Services	20.9%
Semiconductors	15.9%
U.S. Government Obligations	11.4%
Energy and Utilities	9.5%
Retail	7.7%
Business Services	7.3%
Health Care	5.6%
Computer Software and Services	4.9%
Telecommunications	4.1%
Building and Construction	3.9%

Electronics	3.7%
Equipment and Supplies	2.8%
Specialty Chemicals	2.6%
Diversified Industrial	2.1%
Aerospace	0.7%
Machinery	0.5%
Consumer Products	0.4%
Other Assets and Liabilities (Net)	(4.0)%

100.0%

TETON Westwood Mid-Cap Equity Fund

Consumer Discretionary	18.9%
Information Technology	17.5%
Industrials	17.2%
Health Care	16.9%
Financials	15.5%
Energy	7.1%

Consumer Staples	2.9%
U.S. Government Obligations	2.5%
Materials	1.8%
Other Assets and Liabilities (net)	(0.3)%

100.0%

Summary of Portfolio Holdings (Unaudited) (Continued)

TETON Westwood Income Fund

Convertible Corporate Bonds	2.8%
U.S. Government Obligations	29.3%

Other Assets and Liabilities (Net)	67.8%

100.0%

TETON Westwood Equity Fund

Financial Services	12.3%
Health Care	12.0%
Banking	8.3%
Food and Beverage	7.6%
Retail	6.3%
Computer Software and Services	6.1%
Aerospace	5.1%
Consumer Products	4.7%
Energy: Oil	4.5%
Telecommunications	4.1%
Business Services	3.9%
Energy and Energy Services	3.9%
Energy: Integrated	3.9%

Cable and Satellite	3.5%
Transportation	2.2%
Diversified Industrial	2.1%
Electronics	2.0%
Entertainment	2.0%
Specialty Chemicals	1.9%
Real Estate Investment Trusts	1.8%
Mutual Fund	1.0%
Energy: Natural Gas	1.0%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

TETON Westwood Balanced Fund

Health Care	12.5%
Financial Services	11.2%
Banking	9.6%
Consumer Products	5.4%
Food and Beverage	5.2%
U.S. Treasury Notes	4.9%
Computer Software and Services	4.1%
Retail	4.1%
Energy: Oil	3.8%
Electronics	3.7%
Aerospace	3.4%
Transportation	3.0%
Federal Home Loan Mortgage Corp.	2.8%
Energy and Energy Services	2.6%
Diversified Industrial	2.6%

Telecommunications	2.5%
Mutual Fund	2.5%
Business Services	2.5%
Energy: Integrated	2.5%
Cable and Satellite	2.3%
Federal National Mortgage Association	1.8%
U.S. Treasury Inflation Indexed Notes	1.7%
Entertainment	1.5%
Specialty Chemicals	1.2%
Real Estate Investment Trusts	1.1%
Computer Hardware	1.1%
Energy: Natural Gas	0.6%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

TETON Westwood Intermediate Bond Fund

Corporate Bonds	58.2%
U.S. Government Obligations	19.9%
U.S. Government Agency Obligations	11.5%
Mutual Fund	9.9%

Other Assets and Liabilities (Net)	0.5%

100.0%

TETON Westwood Mighty MitesSM Fund

Schedule of Investments — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS — 90.2%
	Aerospace and Defense — 2.1%
1,218,900	Aerojet Rocketdyne Holdings Inc.†	$5,625,828	$21,428,262
123,000	Innovative Solutions & Support Inc.†	472,250	391,140
7,000	Kratos Defense & Security Solutions Inc.†	42,963	48,230

		6,141,041	21,867,632

	Agriculture — 0.2%
225	J.G. Boswell Co.	144,676	144,563
103,290	Limoneira Co.	1,997,007	1,952,181

		2,141,683	2,096,744

	Airlines — 0.3%
80,000	American Airlines Group Inc.	32,753	2,928,800
225,000	American Airlines Group Inc., Escrow†	3,288	198,000

		36,041	3,126,800

	Automotive — 0.5%
27,200	Lithia Motors Inc., Cl. A	517,533	2,598,144
20,000	Navistar International Corp.†	152,109	457,800
66,500	Sonic Automotive Inc., Cl. A	849,600	1,250,200
70,000	Wabash National Corp.†	132,194	996,800

		1,651,436	5,302,944

	Automotive: Parts and Accessories — 3.9%
490,781	Accuride Corp.†	1,110,459	1,256,399
6,000	China Automotive Systems Inc.†	34,007	24,900
105,000	Dana Inc.	624,232	1,636,950
400,000	Federal-Mogul Holdings Corp.†	3,578,148	3,844,000
13,400	Gentherm Inc.†	194,890	421,028
25,000	Jason Industries Inc.†	122,980	55,500
196,600	Modine Manufacturing Co.†	1,907,098	2,331,676
24,000	Motorcar Parts of America Inc.†	315,465	690,720
60,000	Puradyn Filter Technologies Inc.†	13,098	1,701
73,000	Shiloh Industries Inc.†	1,002,673	516,110
122,200	Standard Motor Products Inc.	1,271,525	5,836,272
175,700	Strattec Security Corp.	4,358,489	6,202,210
516,000	Superior Industries International Inc.	9,522,378	15,046,560
37,000	Tenneco Inc.†	115,032	2,155,990
35,000	Titan International Inc.	297,192	354,200
33,425	Tower International Inc.	736,834	805,543

		25,204,500	41,179,759

	Aviation: Parts and Services — 1.2%
13,500	Astronics Corp.†	110,901	608,175
14,778	Astronics Corp., Cl. B†	117,275	667,818
125,642	Ducommun Inc.†	2,158,735	2,869,663
197,301	Kaman Corp.	5,011,314	8,665,460

		7,398,225	12,811,116

	Broadcasting — 1.4%
614,200	ACME Communications Inc.†	18,229	20,269
732,233	Beasley Broadcast Group Inc., Cl. A(a)	3,883,673	3,976,025
38,000	Cumulus Media Inc., Cl. A†	171,148	12,536
83,700	Entercom Communications Corp., Cl. A	192,891	1,083,078
257,500	Gray Television Inc.†	280,841	2,667,700
80,042	Gray Television Inc., Cl. A†	530,550	818,429
33,300	Hemisphere Media Group Inc.†	470,382	424,575

Shares		Cost	Market Value

620,008	Salem Media Group Inc.	$3,129,235	$3,645,647
33,000	Sinclair Broadcast Group Inc., Cl. A	53,667	953,040
90,500	Townsquare Media Inc., Cl. A†	882,376	845,270
41,675	Videocon d2h Ltd., ADR†	265,893	407,582

		9,878,885	14,854,151

	Building and Construction — 1.6%
141,000	Gibraltar Industries Inc.†	3,237,843	5,238,150
866,000	Huttig Building Products Inc.†	1,009,303	5,005,480
107,074	MYR Group Inc.†	2,422,367	3,222,927
99,460	The Monarch Cement Co.	2,621,010	3,841,643

		9,290,523	17,308,200

	Business Services — 3.5%
264,900	Ascent Capital Group Inc., Cl. A†	6,957,990	6,137,733
2,000	Cenveo Inc.†	30,565	14,100
1,246	Du-Art Film Labs Inc.†	211,045	212,443
705,520	Edgewater Technology Inc.†(a)	2,293,833	5,996,920
101,271	GP Strategies Corp.†	928,058	2,493,292
23,300	ICF International Inc.†	558,939	1,032,656
545,500	Internap Corp.†	3,307,498	900,075
32,029	KAR Auction Services Inc.	443,660	1,382,372
8,000	Landauer Inc.	282,324	355,840
16,000	Macquarie Infrastructure Corp.	133,758	1,331,840
4,560	Matthews International Corp., Cl. A	200,594	277,066
20,000	McGrath RentCorp.	535,869	634,200
1,640,000	ModusLink Global Solutions Inc.†	5,710,498	2,689,600
30,000	Pendrell Corp.†	48,782	20,553
196,772	PFSweb Inc.†	943,201	1,757,174
182,359	PRGX Global Inc.†	1,068,600	858,911
322,800	Pure Technologies Ltd.	1,507,350	1,441,829
40,216	Safeguard Scientifics Inc.†	699,254	521,199
242,000	Scientific Games Corp., Cl. A†	2,861,472	2,727,340
1,000	Stamps.com Inc.†	12,517	94,510
120,090	Team Inc.†	3,308,716	3,928,148
15,000	Trans-Lux Corp.†	99,560	40,875
37,282	Viad Corp.	993,885	1,374,587

		33,137,968	36,223,263

	Closed-End Business Development Company — 0.1%
109,000	MVC Capital Inc.	1,076,119	903,610

	Communications Equipment — 0.3%
427,598	Communications Systems Inc.	3,949,303	2,035,366
275,000	Extreme Networks Inc.†	946,476	1,234,750
134,600	Sycamore Networks Inc.	659	20,876
30,000	ViewCast.com Inc.†	14,100	32

		4,910,538	3,291,024

	Computer Hardware — 0.0%
5,000	Violin Memory Inc.†	6,694	3,650

	Computer Software and Services — 3.0%
169,113	American Software Inc., Cl. A	1,540,435	1,877,154
65,000	Avid Technology Inc.†	638,597	516,100
317,000	Callidus Software Inc.†	1,754,441	5,816,950
79,687	Carbonite Inc.†	914,787	1,223,992
1,600	Cinedigm Corp., Cl. A†	27,077	3,136
1,000	CommerceHub Inc., Cl. A†	15,100	15,800
1,000	CommerceHub Inc., Cl. C†	15,081	15,910
96,932	comScore Inc.†	3,348,543	2,971,935
30,000	Datawatch Corp.†	257,678	222,300
56,101	Digi International Inc.†	566,777	639,551
595,250	EarthLink Holdings Corp.	2,345,936	3,690,550
770,000	FalconStor Software Inc.†	2,416,717	800,800

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
1,410	Gemalto NV	$8,172	$90,411
25,000	Genius Brands International Inc.†	49,453	51,250
459,202	Global Sources Ltd.†	2,992,593	3,894,033
20,000	GSE Systems Inc.†	109,966	57,600
360,105	Guidance Software Inc.†	2,808,750	2,146,226
144,267	iGO Inc.†	484,473	418,374
458,356	Lionbridge Technologies Inc.†	1,640,566	2,291,780
10,000	Materialise NV, ADR†	58,532	77,000
35,500	Mercury Systems Inc.†	282,814	872,235
67,500	Mitek Systems Inc.†	199,734	559,575
5,502	MTS Systems Corp.	257,882	253,257
2,000	Qualstar Corp.†	17,642	7,780
193,803	Qumu Corp.†	2,273,291	443,809
200,000	Silicon Graphics International Corp.†	1,540,000	1,540,000
3,400	Tyler Technologies Inc.†	37,768	582,182

		26,602,805	31,079,690

	Consumer Products — 2.6%
127,200	Acme United Corp.	2,271,327	2,625,408
157,634	Bassett Furniture Industries Inc.	2,360,662	3,664,991
2,000	Brunswick Corp.	30,085	97,560
55,687	Callaway Golf Co.	383,296	646,526
10,000	Johnson Outdoors Inc., Cl. A	219,302	363,700
11,400	Lakeland Industries Inc.†	109,829	113,430
1,463,899	Marine Products Corp.	9,883,166	13,131,174
13,000	MarineMax Inc.†	63,807	272,350
1,200	National Presto Industries Inc.	90,916	105,348
75,031	Nautilus Inc.†	571,200	1,704,704
128,300	Oil-Dri Corp. of America	2,285,450	4,829,212
5,700	PC Group Inc.†	3,465	19
10,000	Sequential Brands Group Inc.†	115,723	80,001
22,000	Stanley Furniture Co Inc.	57,048	39,380
10,400	Syratech Corp.†	2,600	31

		18,447,876	27,673,834

	Consumer Services — 0.6%
485,500	1-800-Flowers.com Inc., Cl. A†	1,417,319	4,452,035
5,100	Angie’s List Inc.†	31,414	50,541
55,000	Bowlin Travel Centers Inc.†	69,687	81,125
800	Collectors Universe Inc.	0	14,824
74,991	XO Group Inc.†	732,512	1,449,576

		2,250,932	6,048,101

	Diversified Industrial — 10.2%
25,000	A.M. Castle & Co.†	185,448	20,000
74,492	AEP Industries Inc.	3,466,704	8,147,190
9,292	American Railcar Industries Inc.	147,177	385,339
440,000	Ampco-Pittsburgh Corp.	9,073,471	4,879,600
245,000	Burnham Holdings Inc., Cl. A(a)	3,937,979	4,187,050
107,122	Chase Corp.	1,559,550	7,404,273
115,500	Columbus McKinnon Corp.	1,897,964	2,060,520
446,598	FormFactor Inc.†	3,111,209	4,845,588
34,600	Graham Corp.	563,893	660,860
432,703	Griffon Corp.	4,709,349	7,360,278
17,095	Handy & Harman Ltd.†	434,057	359,679
25,000	Haulotte Group SA	134,090	378,009
30,000	Haynes International Inc.	1,399,060	1,113,300
7,000	Innophos Holdings Inc.	207,318	273,210
314,509	Insignia Systems Inc.†	914,190	739,096
232,030	Intevac Inc.†	1,053,210	1,368,977
87,649	John Bean Technologies Corp.	2,567,582	6,183,637
6,300	K2M Group Holdings Inc.†	108,204	112,014
269,000	Katy Industries Inc.†	287,565	127,775
91,507	L.B. Foster Co., Cl. A	1,607,718	1,098,999

Shares		Cost	Market Value

264,714	Lawson Products Inc.†	$3,736,757	$4,693,379
40,000	LSB Industries Inc.†	222,135	343,200
134,949	Lydall Inc.†	1,339,872	6,899,942
9,500	MSA Safety Inc.	306,832	551,380
607,900	Myers Industries Inc.	7,958,079	7,896,621
207,211	NAPCO Security Technologies Inc.†	1,105,247	1,491,919
170,100	Park-Ohio Holdings Corp.	3,364,793	6,200,145
250,000	Playmates Holdings Ltd.	292,138	294,595
25,080	Raven Industries Inc.	497,955	577,592
66,666	Rubicon Ltd.†	37,762	10,194
18,699	RWC Inc.†	306,532	259,916
493,604	Sevcon Inc.†(a)	2,866,836	4,368,395
25,000	Sevcon Inc.†(a)(b)	193,194	221,250
28,000	Standex International Corp.	928,588	2,600,360
600,000	Steel Partners Holdings LP†	9,640,487	8,610,000
375,000	Tredegar Corp.	6,539,066	6,971,250
296,000	Twin Disc Inc.	5,147,255	3,546,080

		81,849,266	107,241,612

	Educational Services — 0.0%
500,587	Corinthian Colleges Inc.†	198,119	476
73,000	Universal Technical Institute Inc.	951,729	129,940

		1,149,848	130,416

	Electronics — 3.9%
33,000	Alliance Semiconductor Corp.†	66,300	26,070
28,000	Badger Meter Inc.	477,554	938,280
172,800	Bel Fuse Inc., Cl. A(a)	3,202,668	3,481,920
345,500	CTS Corp.	2,875,109	6,426,300
70,000	Daktronics Inc.	686,143	667,800
49,789	Electro Scientific Industries Inc.†	507,868	280,810
63,771	EMRISE Corp.†	0	12,754
32,000	IMAX Corp.†	136,444	927,040
20,000	Iteris Inc.†	32,200	72,800
230,000	Kimball Electronics Inc.†	1,412,381	3,187,800
185,000	Kopin Corp.†	659,531	403,300
34,300	Mesa Laboratories Inc.	906,643	3,922,548
33,800	Methode Electronics Inc.	190,811	1,181,986
391,930	MOCON Inc.(a)	5,652,562	6,153,301
52,100	MoSys Inc.†	150,654	39,075
131,528	Park Electrochemical Corp.	2,113,684	2,284,641
82,074	Rofin-Sinar Technologies Inc.†	1,923,230	2,641,141
78,000	Schmitt Industries Inc.†	210,348	121,680
7,037	Sparton Corp.†	119,633	184,792
248,498	Stoneridge Inc.†	1,610,641	4,572,363
8,000	Stratasys Ltd.†	127,783	192,720
157,000	Ultra Clean Holdings†	478,219	1,163,370
25,000	Ultralife Corp.†	96,124	102,500
99,500	Ultratech Inc.†	1,819,137	2,296,460

		25,455,667	41,281,451

	Energy and Utilities: Alternative Energy — 0.0%
39,200	JA Solar Holdings Co. Ltd., ADR†	339,814	235,592

	Energy and Utilities: Integrated — 0.5%
89,440	Broadwind Energy Inc.†	563,104	393,536
135,100	Headwaters Inc.†	566,488	2,285,892
36,000	MGE Energy Inc.	848,987	2,034,360

		1,978,579	4,713,788

	Energy and Utilities: Natural Gas — 0.8%
260,000	Alvopetro Energy Ltd.†	241,629	42,608
33,750	Chesapeake Utilities Corp.	609,315	2,060,775
90,570	Corning Natural Gas Holding Co.	1,015,904	1,657,431
105,000	Delta Natural Gas Co. Inc.	1,603,470	2,504,250

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Natural Gas (Continued)
29,000	Gas Natural Inc.	$285,798	$222,430
400,181	Gulf Coast Ultra Deep Royalty Trust†	260,838	26,412
15,000	Piedmont Natural Gas Co. Inc.	530,578	900,600
43,600	RGC Resources Inc.	566,134	1,063,840
2,333	US Energy Corp. Wyoming†	50,132	4,083
10,000	Whitecap Resources Inc.	84,862	83,540

		5,248,660	8,565,969

	Energy and Utilities: Oil — 0.4%
244,844	Callon Petroleum Co.†	1,971,677	3,844,051
57,900	Tesco Corp.	503,333	472,464

		2,475,010	4,316,515

	Energy and Utilities: Services — 0.4%
3,000	Archer Ltd.†	1,736	1,801
18,000	Dawson Geophysical Co.†	202,408	137,340
25,300	Flotek Industries Inc.†	279,150	367,862
15,000	Key Energy Services Inc.†	3,735	623
225,000	Layne Christensen Co.†	2,326,235	1,914,750
92,500	RPC Inc.†	218,733	1,554,000
7,100	Subsea 7 SA, ADR†	25,056	76,680

		3,057,053	4,053,056

	Energy and Utilities: Water — 1.0%
24,226	Artesian Resources Corp., Cl. A	482,625	691,410
45,174	Cadiz Inc.†	518,835	334,739
24,800	California Water Service Group	478,224	795,832
4,000	Connecticut Water Service Inc.	135,142	198,920
66,000	Consolidated Water Co. Ltd.	717,506	766,920
68,000	Energy Recovery Inc.†	280,443	1,086,640
29,933	Middlesex Water Co.	579,145	1,054,839

20,000	Mueller Water Products Inc., Cl. A	169,066	251,000
103,304	SJW Corp.	2,574,235	4,512,319
44,037	The York Water Co.	719,093	1,306,137

		6,654,314	10,998,756

	Entertainment — 2.7%
362,347	Canterbury Park Holding Corp.(a)	3,724,606	3,804,644
619,556	Dover Motorsports Inc.	1,521,154	1,530,303
717,763	Entravision Communications Corp., Cl. A	1,819,062	5,476,532
896,104	Media General Inc.†	5,358,015	16,515,197
133,400	RLJ Entertainment Inc.†	359,062	288,145
50,000	SFX Entertainment Inc.†	2,750	755
275,000	Sportech plc†	291,446	290,498
34,000	World Wrestling Entertainment Inc., Cl. A	509,340	724,200

		13,585,435	28,630,274

	Environmental Control — 0.7%
7,500	BioteQ Environmental Technologies Inc.†	12,419	257
598,228	Casella Waste Systems Inc., Cl. A†	2,833,948	6,161,748
15,718	Ceco Environmental Corp.	225,420	177,299
107,700	Hudson Technologies Inc.†	387,751	716,205

		3,459,538	7,055,509

	Equipment and Supplies — 5.9%
20,000	Amtech Systems Inc.†	215,643	99,200
20,000	AZZ Inc.	716,820	1,305,400
162,400	CIRCOR International Inc.	5,806,086	9,672,544

Shares		Cost	Market Value

309,202	Core Molding Technologies Inc.†	$ 2,284,526	$5,225,514
740,000	Federal Signal Corp.	5,383,673	9,812,400
440,000	Interpump Group SpA	3,207,907	7,498,175
709,000	Kimball International Inc., Cl. B	7,426,781	9,174,460
20,000	Maezawa Kyuso Industries Co. Ltd.	108,117	265,667
1,500	Neff Corp., Cl. A†	13,803	14,250
20,103	Powell Industries Inc.	750,311	805,125
331,022	The Eastern Co.(a)	6,036,900	6,630,371
123,000	The Gorman-Rupp Co.	2,770,252	3,150,030
41,800	The Greenbrier Companies Inc.	866,098	1,475,540
319,577	The L.S. Starrett Co., Cl. A(a)	3,746,246	3,138,246
115,933	Titan Machinery Inc.†	1,917,267	1,205,703
133,200	TransAct Technologies Inc.	602,898	981,684
156,500	Vicor Corp.†	1,198,921	1,815,400

		43,052,249	62,269,709

	Financial Services — 5.8%
49,400	Anchor Bancorp.†	508,737	1,250,314
20,000	Atlantic American Corp.	75,277	65,200
17,000	Berkshire Bancorp Inc.	219,944	137,445
9,246	Berkshire Hills Bancorp Inc.	154,043	256,207
45,326	BKF Capital Group Inc.†	31,884	30,824
75	Burke & Herbert Bank and Trust Co.	95,726	144,675
4	Capital Financial Holdings Inc.	35,200	5,800
6,791	Capitol Federal Financial Inc.	75,244	95,549
18,200	Citizens & Northern Corp.	357,816	399,854
102,339	CoBiz Financial Inc.	1,159,544	1,362,132
28,800	Crazy Woman Creek Bancorp Inc.	497,983	379,872
35,800	Dime Community Bancshares Inc.	576,823	600,008
1,060	Farmers & Merchants Bank of Long Beach	5,774,164	6,614,400
40,000	Farmers National Banc Corp.	333,870	431,200
11,418	Fidelity Southern Corp.	71,198	209,977
32,000	First Internet Bancorp	661,348	738,880
588,483	Flushing Financial Corp.	9,569,430	13,958,817
10	Guaranty Corp., Cl. A†	137,500	400,000
183,860	Hallmark Financial Services Inc.†	1,609,508	1,891,919
15,000	Hancock Holding Co.	190,783	486,450
13,800	Heritage Commerce Corp.	114,043	150,972
58,200	Hilltop Holdings Inc.†	1,174,818	1,307,172
30,000	HomeStreet Inc.†	300,000	751,800
80,547	Hope Bancorp Inc.	861,128	1,399,100
90,843	KKR & Co. LP	109,868	1,295,421
20,200	LendingTree Inc.†	479,797	1,957,582
100,000	Medallion Financial Corp.	814,334	422,000
200,000	Monitise plc†	58,454	6,610
28,002	National Interstate Corp.	802,417	910,905
8,255	New York Community Bancorp Inc.	104,605	117,469
4,197	Northrim BanCorp Inc.	91,497	108,073
21,300	OceanFirst Financial Corp.	395,540	410,238
40,000	Oritani Financial Corp.	412,856	628,800
160,000	Pzena Investment Management Inc., Cl. A	1,355,682	1,232,000
36,971	Renasant Corp.	414,186	1,243,335
3,840	Security National Corp.	340,354	381,600
8,842	SI Financial Group Inc.	101,241	116,714
85,000	Silvercrest Asset Management Group Inc., Cl. A	1,171,743	1,008,950
1,200	Southeastern Bank Financial Corp.	64,581	64,554

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
20,594	Southwest Bancorp Inc.	$370,915	$391,080
685,000	Sprott Inc.	1,913,798	1,263,539
20,700	State Bank Financial Corp.	357,067	472,374
443,500	Steel Excel Inc.†	12,122,846	4,900,675
122,503	Sterling Bancorp	1,238,753	2,143,803
65,000	TheStreet Inc.	131,414	71,500
500	Thomasville Bancshares Inc.	16,510	16,263
10,000	TriState Capital Holdings Inc.†	98,183	161,500
55,000	TrustCo Bank Corp NY	253,000	389,950
127,100	United Financial Bancorp Inc.	1,749,440	1,759,064
33,089	Value Line Inc.	326,193	537,365
45,900	Washington Trust Bancorp Inc.	1,029,683	1,846,098
82,200	Waterstone Financial Inc.	876,303	1,396,578
87,100	Westfield Financial Inc.	746,912	666,315
395,000	Wright Investors’ Service Holdings Inc.†	605,954	276,500
132,000	Xenith Bankshares Inc.†	127,500	304,920
35,000	Yadkin Financial Corp.	736,188	920,150

		54,003,825	60,490,492

	Food and Beverage — 4.5%
29,200	Andrew Peller Ltd., Cl. A	366,944	755,623
57,500	Calavo Growers Inc.	1,670,128	3,762,225
110,000	Cott Corp.	748,495	1,567,500
520,000	Crimson Wine Group Ltd.†	4,722,247	4,498,000
195,913	Farmer Brothers Co.†	3,798,950	6,964,707
1,100	Hanover Foods Corp., Cl. A	110,881	89,606
314,331	Inventure Foods Inc.†	1,984,969	2,954,711
71,800	Iwatsuka Confectionery Co. Ltd.	3,676,273	2,478,182
1,500	J & J Snack Foods Corp.	21,623	178,680
22,531	John B Sanfilippo & Son Inc.	1,052,454	1,156,516
176,308	Lifeway Foods Inc.†	1,789,929	2,986,658
171,100	Massimo Zanetti Beverage Group SpA	1,886,499	1,374,274
66,500	MGP Ingredients Inc.	1,192,289	2,694,580
15,600	Rock Field Co. Ltd.	125,557	231,373
5,900	Scheid Vineyards Inc., Cl. A†	89,940	175,850
243,600	Snyder’s-Lance Inc.	5,677,399	8,180,088
300,000	SunOpta Inc.†	2,336,015	2,118,000
8,500	The Boston Beer Co. Inc., Cl. A†	288,591	1,319,710
80,000	The Hain Celestial Group Inc.†	827,229	2,846,400
270,000	Tingyi (Cayman Islands) Holding Corp.	393,787	312,593
295,000	Vitasoy International Holdings Ltd.	161,353	594,838
23,000	Willamette Valley Vineyards Inc.†	88,087	182,850

		33,009,639	47,422,964

	Health Care — 8.4%
32,960	Accuray Inc.†	244,893	209,955
2,600	AcelRx Pharmaceuticals Inc.†	19,444	10,114
5,000	Achillion Pharmaceuticals Inc.†	19,520	40,500
12,700	Alere Inc.†	345,253	549,148
24,000	AngioDynamics Inc.†	294,826	420,960
341,461	Biolase Inc.†	449,404	597,557
872,000	BioScrip Inc.†	2,931,054	2,520,080
500	BioSpecifics Technologies Corp.†	19,466	22,835
143,100	BioTelemetry Inc.†	1,000,358	2,657,367
8,200	Boiron SA	138,640	833,642
113,100	Cantel Medical Corp.	1,256,041	8,819,538
111,100	Cardiovascular Systems Inc.†	1,885,169	2,637,514

Shares		Cost	Market Value

10,000	CareDx Inc.†	$66,238	$35,500
30,000	Cempra Inc.†	549,345	726,000
62,500	Cepheid†	595,116	3,293,125
115,000	Cogentix Medical Inc.†	390,961	209,300
339,498	Cutera Inc.†	3,009,731	4,046,816
1,000	Dextera Surgical Inc.†	9,046	1,890
77,500	Electromed Inc.†	173,672	352,625
100,000	EndoChoice Holdings Inc.†	799,970	798,000
232,473	Exactech Inc.†	4,257,604	6,283,745
200,000	Exelixis Inc.†	381,000	2,558,000
42,000	Genesis Healthcare Inc.†	335,604	112,140
1,000	Harvard Bioscience Inc.†	3,352	2,720
36,500	Heska Corp.†	349,968	1,986,695
4,022	ICU Medical Inc.†	208,829	508,300
633,835	InfuSystems Holdings Inc.†	1,649,886	1,755,723
13,000	Integer Holdings Corp.†	276,687	281,970
178,617	IntriCon Corp.†	730,232	1,002,041
140,000	Meridian Bioscience Inc.	2,878,754	2,700,600
122,750	Neogen Corp.†	508,434	6,866,635
181,407	NeoGenomics Inc.†	585,978	1,491,166
197,000	Nutraceutical International Corp.†	4,800,496	6,154,280
3,333	Nuvectra Corp.†	28,422	23,067
7,500	Omega Protein Corp.†	135,417	175,275
44,612	Omnicell Inc.†	732,122	1,708,640
238,000	OPKO Health Inc.†	1,567,206	2,520,420
45,200	Orthofix International NV†	965,181	1,933,204
35,000	Pain Therapeutics Inc.†	77,799	34,997
200	PhotoMedex Inc.†	1,825	258
2,500	PreMD Inc.†	4,580	0
147,061	Quidel Corp.†	1,709,110	3,248,577
66,000	RTI Surgical Inc.†	334,123	206,580
213,500	Special Diversified Opportunities Inc.†	206,946	204,960
276,792	SurModics Inc.†	5,937,256	8,328,671
101,249	Syneron Medical Ltd.†	885,583	724,943
2,000	Targanta Therapeutics Corp., Escrow†	0	640
24,000	Tetraphase Pharmaceuticals Inc.†	106,248	91,920
5,000	Titan Medical Inc.†	6,781	1,375
120,000	Trinity Biotech plc, ADR†	1,089,306	1,586,400
77,400	United-Guardian Inc.	703,712	1,126,944
5,174	Utah Medical Products Inc.	143,347	309,405
19,800	Vascular Solutions Inc.†	216,963	954,954
310,000	Zealand Pharma A/S†	3,857,036	4,607,040

		49,873,934	88,274,751

	Hotels and Gaming — 2.8%
71,800	Boyd Gaming Corp.†	416,103	1,420,204
65,540	Churchill Downs Inc.	2,576,247	9,591,779
138,000	Dover Downs Gaming & Entertainment Inc.†	573,765	151,800
79,000	Eldorado Resorts Inc.†	362,024	1,110,740
3,001	Empire Resorts Inc.†	56,172	60,737
361,155	Full House Resorts Inc.†	557,826	646,467
462,563	Golden Entertainment Inc.	4,008,249	5,768,161
3,935	Intrawest Resorts Holdings Inc.†	42,346	63,826
195,500	Morgans Hotel Group Co.†	918,722	394,910
10,000	Ryman Hospitality Properties Inc.	310,832	481,600
374,812	The Marcus Corp.	4,752,576	9,385,292

		14,574,862	29,075,516

	Machinery — 3.6%
316,000	Astec Industries Inc.	11,130,705	18,918,920
2,001	Capstone Turbine Corp.†	22,272	2,741
6,300	DMG Mori AG	40,709	306,723
12,200	DXP Enterprises Inc.†	222,516	343,918

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Machinery (Continued)
538,461	Gencor Industries Inc.†	$3,483,110	$6,450,763
27,000	Global Power Equipment Group Inc.†	266,599	112,320
6,000	Hardinge Inc.	54,215	66,780
130,607	Key Technology Inc.†	1,879,237	1,411,862
15,664	Lindsay Corp.	1,058,407	1,158,823
49,300	Tennant Co.	1,064,922	3,194,640
44,400	The Middleby Corp.†	464,969	5,488,728

		19,687,661	37,456,218

	Manufactured Housing and Recreational Vehicles — 1.0%
57,500	Cavco Industries Inc.†	3,113,369	5,695,375
141,459	Nobility Homes Inc.†	1,293,193	2,298,709
47,796	Skyline Corp.†	222,012	654,327
61,000	Winnebago Industries Inc.	626,036	1,437,770

		5,254,610	10,086,181

	Metals and Mining — 1.4%
70,000	5N Plus Inc.†	251,966	91,238
10,000	Alkane Resources Ltd.†	3,333	3,712
177,800	Materion Corp.	3,821,160	5,460,238
760,000	Osisko Gold Royalties Ltd.	11,053,936	8,318,610
10,001	Peabody Energy Corp.†	58,350	15,501
900,000	Tanami Gold NL†	210,755	63,371
50,000	TimkenSteel Corp.†	491,491	522,500

		15,890,991	14,475,170

	Paper and Forest Products — 0.2%
25,600	Keweenaw Land Association Ltd.†	2,172,049	2,291,456

	Publishing — 1.4%
4,600	AH Belo Corp., Cl. A	31,229	33,810
10,000	Cambium Learning Group Inc.†	36,700	54,300
330,000	Il Sole 24 Ore SpA†	542,967	187,763
906,048	The E.W. Scripps Co., Cl. A†	5,510,281	14,406,163

		6,121,177	14,682,036

	Real Estate — 2.3%
200,000	Ambase Corp.†	311,545	226,000
8,000	Bresler & Reiner Inc.†	4,912	3,600
93,300	Capital Properties Inc., Cl. A†	958,568	1,002,975
105,000	Cohen & Steers Inc.	2,195,039	4,488,750
60,000	DREAM Unlimited Corp., Cl. A†	331,539	331,110
24,000	FRP Holdings Inc.†	780,937	745,680
250,517	Griffin Industrial Realty Inc.	7,083,855	7,938,884
12,031	Gyrodyne LLC	351,935	227,386
8,231	Holobeam Inc.†	161,746	240,757
359,623	Reading International Inc., Cl. A†	2,269,643	4,800,967
68,481	Reading International Inc., Cl. B†	551,247	1,027,215
2,508	Royalty LLC†	0	319
134,000	Tejon Ranch Co.†	3,635,302	3,258,880

		18,636,268	24,292,523

	Restaurants — 1.9%
13,183	Biglari Holdings Inc.†	4,025,388	5,748,052
70,000	Denny’s Corp.†	219,675	748,300
35,400	Jamba Inc.†	539,045	386,568
202,834	Nathan’s Famous Inc.†	2,036,024	10,657,913
55,000	The Cheesecake Factory Inc.	1,614,698	2,753,300

		8,434,830	20,294,133

	Retail — 2.1%
48,000	Aaron’s Inc.	935,791	1,220,160
274,000	Big 5 Sporting Goods Corp.	3,827,427	3,731,880

Shares		Cost	Market Value

30,000	Destination XL Group Inc.†	$169,350	$129,900
40,496	Ethan Allen Interiors Inc.	970,032	1,266,310
249,200	EVINE Live Inc.†	773,353	570,668
173,200	Ingles Markets Inc., Cl. A	2,890,221	6,848,328
56,000	Lands’ End Inc.†	1,136,108	812,000
59,000	La-Z-Boy Inc.	1,313,713	1,449,040
15,000	Movado Group Inc.	198,103	322,200
36,000	Pier 1 Imports Inc.	412,772	152,640
29,605	Rush Enterprises Inc., Cl. A†	545,615	724,730
104,005	Rush Enterprises Inc., Cl. B†	1,800,199	2,528,362
6,000	SpartanNash Co.	121,934	173,520
258,700	The Bon-Ton Stores Inc.	2,255,976	442,377
10,000	Tuesday Morning Corp.†	63,694	59,800
42,581	Village Super Market Inc., Cl. A	1,147,571	1,363,018
600	Winmark Corp.	40,024	63,312

		18,601,883	21,858,245

	Semiconductors — 0.4%
185,100	Entegris Inc.†	1,250,835	3,224,442
93,700	IXYS Corp.	991,052	1,129,085

		2,241,887	4,353,527

	Specialty Chemicals — 2.9%
15,000	A. Schulman Inc.	411,676	436,800
85,000	Chemtura Corp.†	1,480,785	2,788,850
1,198,000	Ferro Corp.†	6,154,688	16,544,380
267,226	General Chemical Group Inc.†(a)	59,859	3,474
152,000	Hawkins Inc.	5,305,446	6,586,160
2,000	KMG Chemicals Inc.	51,827	56,660
4,100	Minerals Technologies Inc.	121,383	289,829
130,000	Navigator Holdings Ltd.†	1,796,609	934,700
265,000	OMNOVA Solutions Inc.†	689,966	2,236,600
7,500	Takasago International Corp.	201,942	199,916

		16,274,181	30,077,369

	Telecommunications — 3.3%
51,800	ATN International Inc.	2,105,451	3,369,072
1,328,115	Cincinnati Bell Inc.†	4,505,650	5,418,709
39,801	Consolidated Communications Holdings Inc.	436,124	1,004,577
20,000	Frequency Electronics Inc.†	225,394	210,200
714,117	HC2 Holdings Inc.†	2,611,013	3,891,938
652	Horizon Telecom Inc., Cl. B†	22,035	11,449
12,000	Iridium Communications Inc.†	92,665	97,320
90,000	Ixia†	1,020,273	1,125,000
57,500	New ULM Telecom Inc.	528,202	428,375
4,100	North State Telecommuni-cations Corp., Cl. A	349,343	246,000
521,335	ORBCOMM Inc.†	3,005,997	5,343,684
5,788	Preformed Line Products Co.	246,195	244,080
490,000	Shenandoah Telecommuni-cations Co.	2,695,303	13,332,900
6,200	Straight Path Communications Inc., Cl. B†	114,604	158,782

		17,958,249	34,882,086

	Transportation — 0.4%
30,000	Dakota Plains Holdings Inc.†	23,143	426
15,000	Patriot Transportation Holding Inc.†	337,321	318,750
8,200	PHI Inc.†	130,182	149,650
135,300	Providence and Worcester Railroad Co.	1,999,124	3,352,734
1	Trailer Bridge Inc.†	7,995	465

		2,497,765	3,822,025

	TOTAL COMMON STOCKS	621,714,510	947,097,857

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value
	PREFERRED STOCKS — 0.2%
	Automotive: Parts and Accessories — 0.2%
59,000	Jungheinrich AG	$227,157	$1,995,299

	CONVERTIBLE PREFERRED STOCKS — 0.3%
	Business Services — 0.0%
364	Trans-Lux Pfd., Ser. B	72,727	21,465

	Diversified Industrial — 0.2%
88,937	Sevcon Inc., 4.000%, Ser. A(a)	1,912,146	2,350,605

	Energy and Utilities — 0.1%
15,095	Corning Natural Gas, 4.800%, Ser. B	313,228	276,114

	Food and Beverage — 0.0%
500	Seneca Foods Corp., Ser. 2003	7,625	15,515

	Health Care — 0.0%
3,034	BioScrip Inc., Ser. A	287,862	192,416

	TOTAL CONVERTIBLE PREFERRED STOCKS	2,593,588	2,856,115

	RIGHTS — 0.0%

	Health Care — 0.0%
300,000	Adolor Corp., CPR, expire 07/01/19†	0	156,000
400,000	Sanofi, CVR, expire 12/31/20†	137,800	106,800
200,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†	103,591	106,000

		241,391	368,800

	Hotels and Gaming — 0.0%
361,155	Full House Resorts Rts, expire 10/31/16†	0	35,783

	TOTAL RIGHTS	241,391	404,583

	WARRANTS — 0.0%
	Diversified Industrial — 0.0%
12,500	Sevcon Inc., expire 07/11/21†(a)	34,806	45,902

	Energy and Utilities — 0.0%
50,000	Kinder Morgan Inc., expire 05/25/17†	2,805	775

	Health Care — 0.0%
8,737	BioScrip Inc., Cl. A, expire 07/27/25†	7,979	2,556

Shares		Cost	Market Value

8,737	BioScrip Inc., Cl. B, expire 07/27/25†	$7,554	$2,067

		15,533	4,623

	Transportation — 0.0%
2	Trailer Bridge Inc., Ser. A, expire 04/02/17†	0	0
2	Trailer Bridge Inc., Ser. B, expire 04/02/17†	0	0

		0	0

	TOTAL WARRANTS	53,144	51,300

Principal Amount

	CORPORATE BONDS — 0.0%
	Real Estate — 0.0%
$ 36,774	Capital Properties Inc., 5.000%, 12/31/22	36,774	36,751

	U.S. GOVERNMENT OBLIGATIONS — 9.2%
96,977,000	U.S. Treasury Bills, 0.075% to 0.501%††, 10/06/16 to 03/30/17	96,871,812	96,891,567

	TOTAL INVESTMENTS — 99.9%	$721,738,376	1,049,333,472

	Other Assets and Liabilities (Net) — 0.1%		781,729

	NET ASSETS — 100.0%		$1,050,115,201

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the market value of Rule 144A securities amounted to $221,250 or 0.02% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CPR	Contingent Payment Right
CVR	Contingent Value Right

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS — 92.6%
	Aerospace — 0.7%
4,200	Hexcel Corp.	$95,744	$186,060

	Building and Construction — 3.9%
18,800	Builders FirstSource Inc.†	121,200	216,388
9,300	EMCOR Group Inc.	386,197	554,466
9,300	MYR Group Inc.†	140,432	279,930

		647,829	1,050,784

	Business Services — 7.3%
11,950	ABM Industries Inc.	241,929	474,415
13,750	FTI Consulting Inc.†	448,856	612,700
4,950	KAR Auction Services Inc.	76,193	213,642
9,100	McGrath RentCorp.	246,407	288,561
10,400	The Brink’s Co.	268,947	385,632

		1,282,332	1,974,950

	Computer Software and Services — 4.9%
9,500	Bottomline Technologies Inc.†	187,742	221,445
17,000	NetScout Systems Inc.†	322,320	497,250
16,100	Progress Software Corp.†	335,538	437,920
3,900	PTC Inc.†	76,909	172,809

		922,509	1,329,424

	Consumer Products — 0.4%
3,900	Hanesbrands Inc.	24,840	98,475

	Diversified Industrial — 2.1%
4,250	Barnes Group Inc.	102,409	172,337
12,360	Columbus McKinnon Corp.	168,445	220,502
3,500	Sealed Air Corp.	57,890	160,370

		328,744	553,209

	Electronics — 3.7%
6,700	FARO Technologies Inc.†	197,808	240,865
5,300	Plantronics Inc.	199,375	275,388
8,500	Stratasys Ltd.†	259,548	204,765
5,250	Vishay Intertechnology Inc.	54,272	73,973
3,400	Woodward Inc.	109,074	212,432

		820,077	1,007,423

	Energy and Utilities — 9.5%
12,400	Carrizo Oil & Gas Inc.†	433,828	503,688
21,800	Gulfport Energy Corp.†	738,594	615,850
2,100	Helmerich & Payne Inc.	138,855	141,330
17,500	Matador Resources Co.†	330,135	425,950
23,900	Newpark Resources Inc.†	169,364	175,904
30,500	Patterson-UTI Energy Inc.	532,163	682,285

		2,342,939	2,545,007

	Equipment and Supplies — 2.8%
5,300	CIRCOR International Inc.	194,753	315,668
7,600	Crown Holdings Inc.†	283,749	433,884

		478,502	749,552

	Financial Services — 20.9%
8,100	BankUnited Inc.	209,799	244,620
16,098	Beneficial Bancorp Inc.	182,932	236,802
3,200	Berkshire Hills Bancorp Inc.	74,091	88,672
7,050	Brown & Brown Inc.	180,990	265,855
17,700	CoBiz Financial Inc.	211,597	235,587
2,700	Columbia Banking System Inc.	49,471	88,344
2,700	Financial Institutions Inc.	43,634	73,197
9,100	Flushing Financial Corp.	117,149	215,852
7,900	Glacier Bancorp Inc.	118,011	225,308
12,200	Heritage Commerce Corp.	96,811	133,468
8,350	Hope Bancorp Inc.	61,657	145,039
44,250	Investors Bancorp Inc.	478,052	531,443
11,100	Kearny Financial Corp./MD	138,561	151,071
19,800	LegacyTexas Financial Group Inc.	382,930	626,274
3,250	OceanFirst Financial Corp.	42,156	62,595

Shares		Cost	Market Value

20,150	OFG Bancorp	$197,293	$203,717
5,300	Oritani Financial Corp.	77,620	83,316
6,000	Southwest Bancorp Inc.	97,615	113,940
7,200	State Bank Financial Corp.	128,374	164,304
24,706	Sterling Bancorp	216,011	432,355
6,700	Stifel Financial Corp.†	261,016	257,615
10,000	TrustCo Bank Corp NY	46,359	70,900
10,750	Umpqua Holdings Corp.	144,047	161,787
9,500	United Financial Bancorp Inc.	117,980	131,480
8,900	Washington Federal Inc.	137,276	237,452
4,500	Washington Trust Bancorp Inc.	103,263	180,990
9,100	Waterstone Financial Inc.	97,422	154,609
43,120	Xenith Bankshares Inc.†	39,530	99,607

		4,051,647	5,616,199

	Health Care — 5.6%
6,350	AngioDynamics Inc.†	89,195	111,379
1,600	ICU Medical Inc.†	67,049	202,208
5,550	Omnicell Inc.†	100,426	212,565
12,450	Patterson Companies Inc.	348,998	571,953
3,500	STERIS plc	260,890	255,850
2,200	VCA Inc.†	40,314	153,956

		906,872	1,507,911

	Machinery — 0.5%
7,300	Briggs & Stratton Corp.	158,927	136,145

	Retail — 7.7%
25,650	American Eagle Outfitters Inc.	343,764	458,109
13,500	Big 5 Sporting Goods Corp.	155,410	183,870
13,150	Ethan Allen Interiors Inc.	312,648	411,201
8,800	Haverty Furniture Companies Inc.	204,554	176,352
1,900	Restoration Hardware Holdings Inc.†	75,259	65,702
17,200	Rush Enterprises Inc., Cl. A†	323,189	421,056
8,600	United Natural Foods Inc.†	371,488	344,344

		1,786,312	2,060,634

	Semiconductors — 15.9%
11,400	Cabot Microelectronics Corp.	482,035	603,174
52,100	Cypress Semiconductor Corp.	464,420	633,536
47,400	Entegris Inc.†	545,906	825,708
34,300	FormFactor Inc.†	183,515	372,155
32,500	Intersil Corp., Cl. A	287,189	712,725
16,000	Marvell Technology Group Ltd.	206,965	212,320
48,600	ON Semiconductor Corp.†	373,619	598,752
13,200	Ultratech Inc.†	269,621	304,656

		2,813,270	4,263,026

	Specialty Chemicals — 2.6%
14,200	A. Schulman Inc.	368,932	413,504
8,400	Chemtura Corp.†	219,597	275,604

		588,529	689,108

	Telecommunications — 4.1%
132,000	Extreme Networks Inc.†	410,827	592,680
29,800	Infinera Corp.†	294,028	269,094
20,300	Ixia†	282,173	253,750

		987,028	1,115,524

	TOTAL COMMON STOCKS	18,236,101	24,883,431

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2016

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 11.4%
$3,065,000	U.S. Treasury Bills, 0.095% to 0.451%††, 10/13/16 to 03/16/17	$3,062,679	$3,063,009

	TOTAL INVESTMENTS — 104.0%	$21,298,780	27,946,440

	Other Assets and Liabilities (Net) — (4.0)%		(1,069,437)

	NET ASSETS — 100.0%		$26,877,003

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS — 97.8%
	CONSUMER DISCRETIONARY — 18.9%
	Consumer Durables — 1.3%
1,788	Toll Brothers Inc.†	$59,460	$53,390

	Consumer Services — 2.7%
1,218	Hyatt Hotels Corp., Cl. A†	65,477	59,950
1,332	Norwegian Cruise Line Holdings Ltd.†	47,229	50,216

		112,706	110,166

	Media — 7.4%
2,810	Discovery Communications Inc., Cl. C†	95,962	73,931
655	Liberty Broadband Corp., Cl. C†	34,072	46,819
1,640	Liberty Global plc, Cl. C†	55,150	54,186
1,102	Liberty SiriusXM Group, Cl. C†	28,944	36,818
2,158	Manchester United plc, Cl. A	33,906	36,427
171	Netflix Inc.†	11,515	16,852
412	Omnicom Group Inc.	29,582	35,020

		289,131	300,053

	Retailing — 7.5%
653	Burlington Stores Inc.†	31,173	52,906
1,391	Ethan Allen Interiors Inc.	35,126	43,497
2,160	Hanesbrands Inc.	58,303	54,540
216	O’Reilly Automotive Inc.†	33,925	60,504
1,358	United Natural Foods Inc.†	83,354	54,374
1,177	Urban Outfitters Inc.†	43,300	40,630

		285,181	306,451

	TOTAL CONSUMER DISCRETIONARY	746,478	770,060

	INFORMATION TECHNOLOGY — 17.5%
	Software and Services — 15.5%
1,138	Activision Blizzard Inc.	25,374	50,413
2,504	Cornerstone OnDemand Inc.†	76,765	115,059
232	Equinix Inc.	47,895	83,503
4,189	Fortinet Inc.†	96,416	154,700
473	MercadoLibre Inc.	50,234	87,491
1,605	Mobileye NV†	65,161	68,325
1,221	Splunk Inc.†	64,379	71,648

		426,224	631,139

	Technology Hardware and Equipment — 2.0%
536	MACOM Technology Solutions Holdings Inc.†	17,787	22,694
997	Synaptics Inc.†	65,854	58,404

		83,641	81,098

	TOTAL INFORMATION TECHNOLOGY	509,865	712,237

	INDUSTRIALS — 17.2%
	Capital Goods — 9.7%
155	Cummins Inc.	14,939	19,863
363	EnerSys	20,745	25,116
1,322	Fortune Brands Home & Security Inc.	56,285	76,808
1,716	Hexcel Corp.	71,521	76,019
953	MSC Industrial Direct Co. Inc., Cl. A	79,164	69,960
159	Orbital ATK Inc.	12,001	12,121
3,622	Quanta Services Inc.†	108,778	101,380
708	Rexnord Corp.†	13,106	15,158

		376,539	396,425

	Commercial and Professional Services — 6.3%
594	Bright Horizons Family Solutions Inc.†	24,579	39,733
1,845	IHS Markit Ltd.†	60,479	69,280
1,915	Nielsen Holdings plc	82,274	102,587

Shares		Cost	Market Value

3,225	Steelcase Inc., Cl. A	$52,511	$44,795

		219,843	256,395

	Transportation — 1.2%
956	Expeditors International of Washington Inc.	40,229	49,253

	TOTAL INDUSTRIALS	636,611	702,073

	HEALTH CARE — 16.9%
	Health Care Equipment and Services — 7.8%
4,463	Castlight Health Inc., Cl. B†	17,360	18,566
1,247	Diplomat Pharmacy Inc.†	36,363	34,928
1,517	Insulet Corp.†	56,604	62,106
549	Laboratory Corp. of America Holdings†	64,352	75,476
558	Universal Health Services Inc., Cl. B	53,752	68,757
1,492	Zeltiq Aesthetics Inc.†	33,970	58,516

		262,401	318,349

	Pharmaceuticals, Biotechnology, and Life Sciences — 9.1%
461	Alexion Pharmaceuticals Inc.†	74,761	56,491
4,434	Exact Sciences Corp.†	65,780	82,339
352	Illumina Inc.†	59,747	63,944
717	Incyte Corp. Ltd.†	41,576	67,606
106	Mettler-Toledo International Inc.†	26,963	44,502
624	Vertex Pharmaceuticals Inc.†	56,259	54,419

		325,086	369,301

	TOTAL HEALTH CARE	587,487	687,650

	FINANCIALS — 15.5%
	Banks — 4.7%
2,322	BankUnited Inc.	74,505	70,124
4,455	Regions Financial Corp.	45,268	43,971
163	SVB Financial Group†	19,426	18,018
1,951	Zions Bancorporation	57,499	60,520

		196,698	192,633

	Diversified Financials — 3.7%
290	Affiliated Managers Group Inc.†	55,661	41,963
903	Financial Engines Inc.	40,781	26,828
1,913	Invesco Ltd.	68,376	59,820
2,030	WisdomTree Investments Inc.	27,608	20,889

		192,426	149,500

	Insurance — 1.6%
520	Chubb Ltd.	51,116	65,338

	Real Estate — 5.5%
731	American Tower Corp.	62,834	82,844
2,944	CBRE Group Inc., Cl. A†	82,009	82,373
1,447	Gaming and Leisure Properties Inc.	54,194	48,402
102	SL Green Realty Corp.	11,568	11,026

		210,605	224,645

	TOTAL FINANCIALS	650,845	632,116

	ENERGY — 7.1%
	Energy — 7.1%
626	Cimarex Energy Co.	56,410	84,116
1,571	Gulfport Energy Corp.†	47,369	44,381
583	Pioneer Natural Resources Co.	97,457	108,234
1,320	Range Resources Corp.	81,297	51,150

	TOTAL ENERGY	282,533	287,881

	CONSUMER STAPLES — 2.9%
	Food and Beverage — 2.9%
1,472	Coca-Cola European Partners plc	55,906	58,733
725	Mead Johnson Nutrition Co.	60,328	57,282

	TOTAL CONSUMER STAPLES	116,234	116,015

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments (Continued) — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	MATERIALS — 1.8%
	Materials — 1.8%
613	Ecolab Inc.	$63,746	$74,614

	TOTAL COMMON STOCKS	3,593,799	3,982,646

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 2.5%
$ 100,000	U.S. Treasury Bills, 0.27%††, 11/10/2016	$99,971	$99,971

	TOTAL INVESTMENTS — 100.3%	$3,693,770	4,082,617

	Other Assets and Liabilities (Net) — (0.3)%		(10,270)

	NET ASSETS — 100.0%		$4,072,347

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Income Fund

Schedule of Investments — September 30, 2016

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 2.8%
	Retail — 2.8%
$ 200,000	Vitamin Shoppe Inc., 2.250%, 12/01/20	$191,000	$189,125

	U.S. GOVERNMENT OBLIGATIONS — 29.4%
1,965,000	U.S. Treasury Bills, 0.075% to 0.476%†, 10/06/16 to 02/23/17	1,964,404	1,964,404

	TOTAL INVESTMENTS — 32.2%	$2,155,404	2,153,529

	Other Assets and Liabilities (Net) — 67.8%		4,544,328

	NET ASSETS — 100.0%		$6,697,857

†	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Equity Fund

Schedule of Investments — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS — 99.2%
	Aerospace — 5.1%
8,300	General Dynamics Corp.	$1,212,256	$1,287,828
5,400	Raytheon Co.	509,828	735,102
8,800	The Boeing Co.	982,860	1,159,312

		2,704,944	3,182,242

	Banking — 8.3%
88,400	Bank of America Corp.	1,128,900	1,383,460
29,804	JPMorgan Chase & Co.	1,428,762	1,984,648
39,800	Wells Fargo & Co.	1,658,761	1,762,344

		4,216,423	5,130,452

	Business Services — 3.9%
41,500	Booz Allen Hamilton Holding Corp.	1,163,629	1,311,815
6,400	FedEx Corp.	855,465	1,117,952

		2,019,094	2,429,767

	Cable and Satellite — 3.5%
32,900	Comcast Corp., Cl. A	1,188,899	2,182,586

	Computer Software and Services — 6.1%
10,250	DST Systems Inc.	1,186,103	1,208,680
23,700	Microsoft Corp.	1,169,815	1,365,120
30,600	Oracle Corp.	1,275,811	1,201,968

		3,631,729	3,775,768

	Consumer Products — 4.7%
17,000	Colgate-Palmolive Co.	971,725	1,260,380
2,900	Mohawk Industries Inc.†	595,932	580,986
19,500	VF Corp.	1,314,628	1,092,975

		2,882,285	2,934,341

	Diversified Industrial — 2.1%
11,100	Honeywell International Inc.	871,236	1,294,149

	Electronics — 2.0%
18,000	Texas Instruments Inc.	864,097	1,263,240

	Energy and Energy Services — 3.9%
14,600	EOG Resources Inc.	1,247,163	1,411,966
12,578	Schlumberger Ltd.	940,174	989,134

		2,187,337	2,401,100

	Energy: Integrated — 3.9%
10,200	NextEra Energy Inc.	781,808	1,247,664
19,000	WEC Energy Group Inc.	871,180	1,137,720

		1,652,988	2,385,384

	Energy: Natural Gas — 1.0%
8,600	EQT Corp.	490,535	624,532

	Energy: Oil — 4.5%
12,000	Chevron Corp.	935,702	1,235,040
17,700	Exxon Mobil Corp.	1,505,282	1,544,856

		2,440,984	2,779,896

	Entertainment — 2.0%
15,600	Time Warner Inc.	1,023,191	1,241,916

	Financial Services — 12.3%
5,600	Alliance Data Systems Corp.†	1,282,091	1,201,368

Shares		Cost	Market Value

21,000	American International Group Inc.	$795,846	$1,246,140
9,800	Chubb Ltd.	1,065,784	1,231,370
4,800	Intercontinental Exchange Inc.	1,256,905	1,292,928
33,000	PayPal Holdings Inc.†	1,105,437	1,352,010
18,492	The Allstate Corp.	1,250,701	1,279,276

		6,756,764	7,603,092

	Food and Beverage — 7.6%
13,200	Dr Pepper Snapple Group Inc.	1,272,407	1,205,292
13,300	General Mills Inc.	518,422	849,604
12,500	McCormick & Co. Inc., Non-Voting	858,030	1,249,000
12,600	PepsiCo Inc.	1,004,071	1,370,502

		3,652,930	4,674,398

	Health Care — 12.0%
41,000	Abbott Laboratories	1,481,535	1,733,890
11,100	Aetna Inc.	996,820	1,281,495
7,100	Becton, Dickinson and Co.	858,441	1,276,083
9,700	Cigna Corp.	922,136	1,264,104
15,800	Johnson & Johnson	1,528,419	1,866,454

		5,787,351	7,422,026

	Real Estate Investment Trusts — 1.8%
4,900	Public Storage	1,252,517	1,093,386

	Retail — 6.3%
13,000	CVS Health Corp.	1,255,363	1,156,870
5,900	Simon Property Group Inc.	1,198,100	1,221,359
11,700	The Home Depot Inc.	1,078,850	1,505,556

		3,532,313	3,883,785

	Specialty Chemicals — 1.9%
4,300	The Sherwin-Williams Co.	1,104,149	1,189,638

	Telecommunications — 4.1%
21,450	Amdocs Ltd.	862,806	1,240,883
24,900	Verizon Communications Inc.	1,230,095	1,294,302

		2,092,901	2,535,185

	Transportation — 2.2%
13,600	Union Pacific Corp.	615,659	1,326,408

	TOTAL COMMON STOCKS	50,968,326	61,353,291

	SHORT TERM INVESTMENT — 1.0%
	Mutual Fund — 1.0%
633,701	Dreyfus Cash Management, 0.200%*	633,701	633,701

	TOTAL INVESTMENTS —100.2%	$51,602,027	61,986,992

	Other Assets and Liabilities (Net) — (0.2)%		(103,779)

	NET ASSETS — 100.0%		$61,883,213

†	Non-income producing security.

*	Current yield.

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments — September 30, 2016

Shares		Cost	Market Value

	COMMON STOCKS — 65.4%
	Aerospace — 3.4%
6,300	General Dynamics Corp.	$916,064	$977,508
3,100	Raytheon Co.	293,746	422,003
6,200	The Boeing Co.	648,367	816,788

		1,858,177	2,216,299

	Banking — 5.4%
59,900	Bank of America Corp.	366,989	937,435
20,196	JPMorgan Chase & Co.	865,828	1,344,852
26,900	Wells Fargo & Co.	1,110,731	1,191,132

		2,343,548	3,473,419

	Business Services — 2.5%
27,600	Booz Allen Hamilton Holding Corp.	774,114	872,436
4,175	FedEx Corp.	558,912	729,289

		1,333,026	1,601,725

	Cable and Satellite — 2.3%
22,400	Comcast Corp., Cl. A	762,856	1,486,016

	Computer Software and Services — 4.1%
8,250	DST Systems Inc.	953,175	972,840
15,300	Microsoft Corp.	755,240	881,280
20,500	Oracle Corp.	854,736	805,240

		2,563,151	2,659,360

	Consumer Products — 3.4%
14,200	Colgate-Palmolive Co.	811,453	1,052,788
2,000	Mohawk Industries Inc.†	410,979	400,680
13,500	VF Corp.	910,215	756,675

		2,132,647	2,210,143

	Diversified Industrial — 1.3%
7,325	Honeywell International Inc.	584,498	854,022

	Electronics — 1.3%
12,200	Texas Instruments Inc.	583,024	856,196

	Energy and Energy Services — 2.6%
10,000	EOG Resources Inc.	865,832	967,100
9,200	Schlumberger Ltd.	685,391	723,488

		1,551,223	1,690,588

	Energy: Integrated — 2.5%
6,575	NextEra Energy Inc.	504,512	804,254
13,075	WEC Energy Group Inc.	597,718	782,931

		1,102,230	1,587,185

	Energy: Natural Gas — 0.6%
5,400	EQT Corp.	284,409	392,148

	Energy: Oil — 2.9%
8,200	Chevron Corp.	565,418	843,944
11,500	Exxon Mobil Corp.	978,133	1,003,720

		1,543,551	1,847,664

	Entertainment — 1.5%
12,200	Time Warner Inc.	775,566	971,242

	Financial Services — 8.3%
3,800	Alliance Data Systems Corp.†	867,794	815,214
15,900	American International Group Inc.	599,416	943,506
6,700	Chubb Ltd.	729,632	841,855
3,200	Intercontinental Exchange Inc.	838,346	861,952
23,800	PayPal Holdings Inc.†	800,862	975,086
13,223	The Allstate Corp.	894,336	914,767

		4,730,386	5,352,380

	Food and Beverage — 5.2%
9,000	Dr Pepper Snapple Group Inc.	866,883	821,790
10,200	General Mills Inc.	397,268	651,576

Shares		Cost	Market Value

9,000	McCormick & Co. Inc., Non-Voting	$618,191	$899,280
9,000	PepsiCo Inc.	714,475	978,930

		2,596,817	3,351,576

	Health Care — 7.8%
29,600	Abbott Laboratories	1,059,358	1,251,784
7,200	Aetna Inc.	652,342	831,240
4,975	Becton, Dickinson and Co.	652,616	894,157
5,900	Cigna Corp.	583,632	768,888
10,700	Johnson & Johnson	1,039,599	1,263,991

		3,987,547	5,010,060

	Real Estate Investment Trusts — 1.1%
3,300	Public Storage	843,195	736,362

	Retail — 4.1%
9,250	CVS Health Corp.	892,666	823,157
3,800	Simon Property Group Inc.	769,987	786,638
7,975	The Home Depot Inc.	718,787	1,026,223

		2,381,440	2,636,018

	Specialty Chemicals — 1.2%
2,875	The Sherwin-Williams Co.	737,291	795,398

	Telecommunications — 2.5%
14,800	Amdocs Ltd.	594,924	856,180
15,200	Verizon Communications Inc.	750,942	790,096

		1,345,866	1,646,276

	Transportation — 1.4%
9,300	Union Pacific Corp.	441,214	907,029

	TOTAL COMMON STOCKS	34,481,662	42,281,106

Principal Amount

	CORPORATE BONDS — 21.1%
	Banking — 4.2%
$ 600,000	Citigroup Inc., 2.500%, 07/29/19	612,271	612,626
750,000	JPMorgan Chase & Co., 6.300%, 04/23/19	757,582	835,799
600,000	The Goldman Sachs Group Inc., MTN, 3.850%, 07/08/24	600,320	638,086
600,000	Wells Fargo & Co., MTN, 3.500%, 03/08/22	612,010	637,074

		2,582,183	2,723,585

	Computer Hardware — 1.1%
650,000	International Business Machines Corp., 2.900%, 11/01/21	656,756	687,785

	Consumer Products — 2.0%
500,000	Colgate-Palmolive Co., MTN, 2.100%, 05/01/23	495,739	507,329
800,000	Costco Wholesale Corp., 1.700%, 12/15/19	793,890	810,108

		1,289,629	1,317,437

	Diversified Industrial — 1.3%
800,000	John Deere Capital Corp., MTN, 1.950%, 12/13/18	800,998	813,819

	Electronics — 2.4%
1,000,000	Intel Corp., 3.300%, 10/01/21	1,022,505	1,078,025

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2016

Principal Amount		Cost	Market Value

	CORPORATE BONDS (Continued)
	Electronics (Continued)
$ 500,000	Texas Instruments Inc., 1.650%, 08/03/19	$499,213	$506,319

		1,521,718	1,584,344

	Energy: Oil — 0.9%
500,000	XTO Energy Inc., 6.500%, 12/15/18	521,522	555,697

	Financial Services — 2.9%
600,000	Capital One Financial Corp., 3.750%, 04/24/24	609,286	638,048
600,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	600,621	634,198
600,000	The PNC Financial Services Group Inc., STEP, 2.854%, 11/09/22	591,305	616,295

		1,801,212	1,888,541

	Health Care — 4.7%
500,000	Abbott Laboratories, 2.550%, 03/15/22	493,739	514,155
600,000	Aetna Inc., 3.500%, 11/15/24	600,953	635,062
600,000	Amgen Inc., 3.450%, 10/01/20	616,909	635,729
600,000	CVS Health Corp., 3.375%, 08/12/24	598,851	636,061
600,000	GlaxoSmithKline Capital plc, 1.500%, 05/08/17	602,204	601,562

		2,912,656	3,022,569

	Transportation — 1.6%
1,000,000	Burlington Northern Santa Fe LLC, 5.650%, 05/01/17	998,610	1,025,913

	TOTAL CORPORATE BONDS	13,085,284	13,619,690

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.6%
	Federal Home Loan Mortgage Corp. — 2.8%
$ 600,000	1.750%, 05/30/19	$596,480	$612,767
1,100,000	2.375%, 01/13/22	1,108,437	1,159,205

		1,704,917	1,771,972

	Federal National Mortgage Association — 1.8%
1,100,000	2.625%, 09/06/24	1,141,666	1,178,847

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	2,846,583	2,950,819

	U.S. GOVERNMENT OBLIGATIONS — 6.6%
	U.S. Treasury Inflation Indexed Notes — 1.7%
1,008,765	2.125%, 01/15/19	1,017,717	1,074,713

	U.S. Treasury Notes — 4.9%
750,000	3.375%, 11/15/19	787,486	806,455
1,000,000	2.250%, 11/15/24	1,033,228	1,056,016
500,000	2.000%, 02/15/25	496,625	517,871
800,000	1.625%, 02/15/26	803,564	801,547

		3,120,903	3,181,889

	TOTAL U.S. GOVERNMENT OBLIGATIONS	4,138,620	4,256,602

Shares

	SHORT TERM INVESTMENT — 2.5%
	Mutual Fund — 2.5%
1,625,513	Dreyfus Cash Management, 0.200%*	1,625,513	1,625,513

	TOTAL INVESTMENTS — 100.2%	$56,177,662	64,733,730

	Other Assets and Liabilities (Net) — (0.2)%		(117,349)

	NET ASSETS — 100.0%		$64,616,381

†	Non-income producing security.

*	Current yield.

GMTN	Global Medium Term Note
MTN	Medium Term Note
STEP	Step coupon security. The rate disclosed is that in effect at September 30, 2016.

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments — September 30, 2016

Principal Amount		Cost	Market Value

	CORPORATE BONDS — 58.2%
	Aerospace — 3.2%
$ 200,000	The Boeing Co., 6.000%, 03/15/19	$201,660	$222,598
400,000	United Technologies Corp., 3.100%, 06/01/22	415,547	429,526

		617,207	652,124

	Airlines — 1.5%
300,000	Southwest Airlines Co., 5.750%, 12/15/16	302,799	302,847

	Automotive — 2.5%
500,000	General Motors Co., 3.500%, 10/02/18	515,181	515,674

	Banking — 9.2%
400,000	Bank of America Corp., MTN, 3.300%, 01/11/23	401,132	414,653
400,000	Citigroup Inc., 2.500%, 07/29/19	401,054	408,417
200,000	JPMorgan Chase & Co., 6.300%, 04/23/19	199,582	222,880
400,000	The Bank of New York Mellon Corp., Ser. G, 2.200%, 05/15/19	400,800	407,398
400,000	Wells Fargo & Co., 2.125%, 04/22/19	399,910	405,691

		1,802,478	1,859,039

	Computer Hardware — 3.4%
300,000	Apple Inc., 1.009%, 05/03/18(a)	300,249	300,771
360,000	International Business Machines Corp., 2.900%, 11/01/21	363,742	380,927

		663,991	681,698

	Computer Software and Services — 2.1%
400,000	Oracle Corp., 3.625%, 07/15/23	400,167	434,763

	Consumer Products — 4.0%
400,000	Costco Wholesale Corp., 1.700%, 12/15/19	396,945	405,054
400,000	CVS Health Corp., 1.900%, 07/20/18	402,822	404,048

		799,767	809,102

	Electronics — 1.5%
300,000	Texas Instruments Inc., 1.650%, 08/03/19	299,520	303,791

	Financial Services — 9.7%
400,000	Capital One Financial Corp., 3.750%, 04/24/24	406,191	425,366
260,000	International Bank for Reconstruction & Development, 8.625%, 10/15/16	260,184	260,184
400,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	400,414	422,799
400,000	PNC Funding Corp., 3.300%, 03/08/22	416,223	425,032
400,000	The Goldman Sachs Group Inc., MTN,

Principal Amount		Cost	Market Value

	3.850%, 07/08/24	$402,874	$425,390

		1,885,886	1,958,771

	Food and Beverage — 2.9%
275,000	Bottling Group LLC, 5.125%, 01/15/19	291,860	298,364
250,000	Mondelēz International Inc., 5.375%, 02/10/20	251,774	279,863

		543,634	578,227

	Health Care — 9.2%
500,000	Abbott Laboratories, 2.550%, 03/15/22	493,738	514,156
400,000	Aetna Inc., 3.500%, 11/15/24	400,636	423,375
400,000	Amgen Inc., 3.450%, 10/01/20	411,273	423,819
500,000	GlaxoSmithKline Capital plc, 1.500%, 05/08/17	501,923	501,302

		1,807,570	1,862,652

	Retail — 2.4%
500,000	The Home Depot, Inc., 2.125%, 09/15/26	494,542	491,902

	Semiconductors — 1.9%
350,000	Intel Corp., 3.300%, 10/01/21	349,552	377,309

	Telecommunications — 4.7%
500,000	AT&T Inc., 3.900%, 03/11/24	514,638	536,094
400,000	Verizon Communications Inc., 3.000%, 11/01/21	398,763	419,019

		913,401	955,113

	TOTAL CORPORATE BONDS	11,395,695	11,783,012

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.5%
	Federal Home Loan Mortgage Corp. — 3.1%
600,000	2.375%, 01/13/22	603,515	632,294

	Federal National Mortgage Association — 8.2%
600,000	2.625%, 09/06/24	622,727	643,007
1,000,000	2.125%, 04/24/26	997,452	1,018,967

		1,620,179	1,661,974

	Government National Mortgage Association — 0.2%
5,690	6.000%, 12/15/33	5,731	6,681
17,882	5.500%, 01/15/34	17,974	20,492

		23,705	27,173

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	2,247,399	2,321,441

	U.S. GOVERNMENT OBLIGATIONS — 19.9%
	U.S. Treasury Bonds — 1.1%
150,000	5.375%, 02/15/31	163,915	218,903

	U.S. Treasury Notes — 18.8%
600,000	2.000%, 02/15/22	603,316	623,766
800,000	2.250%, 11/15/24	813,853	844,813
700,000	2.000%, 02/15/25	701,193	725,019
1,000,000	1.625%, 02/15/26	978,699	1,001,934

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments (Continued) — September 30, 2016

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS (Continued)
	U.S. Treasury Notes (Continued)
$ 600,000	0.478%, 10/31/17(a)	$599,836	$600,674

		3,696,897	3,796,206

	TOTAL U.S. GOVERNMENT OBLIGATIONS	3,860,812	4,015,109

Shares		Cost	Market Value

	SHORT TERM INVESTMENT — 9.9%
	Mutual Fund — 9.9%
2,001,870	Dreyfus Cash Management, 0.200%*	2,001,870	2,001,870

Shares		Cost	Market Value

	TOTAL INVESTMENTS — 99.5%	$19,505,776	20,121,432

	Other Assets and Liabilities (Net) — 0.5%		110,333

	NET ASSETS — 100.0%		$20,231,765

(a)	Variable rate security. Rate shown is the effective rate as of September 30, 2016.
*	Current yield.
GMTN	Global Medium Term Note
MTN	Medium Term Note

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities

September 30, 2016

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund
Assets:
Investments, at value (cost $684,193,068, $21,298,780, $3,693,770, and $2,155,404, respectively)	$1,004,975,369	$27,946,440	$4,082,617	$2,153,529
Investments in affiliates, at value (cost $37,545,308)	44,358,103	—	—	—
Cash	62,070	99,653	33,090	11,212
Receivable for Fund shares sold	1,554,514	1,967	—	—
Receivable for investments sold	1,422,187	—	—	4,733,699
Receivable from Adviser	—	6,480	31,192	9,331
Dividends and interest receivable	572,212	15,537	2,596	8,825
Prepaid expenses	33,165	20,132	10,811	21,378
Total Assets	1,052,977,620	28,090,209	4,160,306	6,937,974
Liabilities:
Payable for investments purchased	146,131	1,078,374	39,925	192,550
Payable for Fund shares redeemed	1,210,101	58,033	—	860
Payable for investment advisory fees	848,852	20,331	10,465	5,547
Payable for distribution fees	253,727	4,888	653	2,104
Payable for accounting fees	7,500	—	—	—
Payable for payroll expenses	—	—	431	—
Payable for custodian fees	69,500	3,800	6,150	2,367
Payable for legal and audit fees	56,897	34,816	21,041	25,843
Payable for shareholder communications expenses	76,291	6,047	4,323	5,043
Payable for shareholder services fees	171,344	2,776	1,239	2,017
Other accrued expenses	22,076	4,141	3,732	3,786
Total Liabilities	2,862,419	1,213,206	87,959	240,117
Net Assets	$1,050,115,201	$26,877,003	$4,072,347	$6,697,857
Net Assets Consist of:
Paid-in capital	$684,234,623	$18,875,706	$3,653,388	$6,390,281
Accumulated net investment income/(loss)	(7,094,681)	(37,000)	(10,825)	1,996
Accumulated net realized gain on investments and foreign currency transactions	45,381,343	1,390,637	40,937	307,455
Net unrealized appreciation/depreciation on investments	327,595,096	6,647,660	388,847	(1,875)
Net unrealized depreciation on foreign currency translations	(1,180)	—	—	—
Net Assets	$1,050,115,201	$26,877,003	$4,072,347	$6,697,857
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$256,488,103	$10,854,969	$1,810,343	$4,239,882
Shares of beneficial interest outstanding	10,359,466	570,362	152,366	365,964
Net Asset Value, offering, and redemption price per share	$24.76	$19.03	$11.88	$11.59
Class A:
Net assets	$141,892,756	$2,871,316	$309,168	$1,190,994
Shares of beneficial interest outstanding	5,909,362	156,347	26,237	99,785
Net Asset Value and redemption price per share	$24.01	$18.37	$11.78	$11.94
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$25.01	$19.14	$12.27	$12.44
Class C:
Net assets	$175,240,912	$2,268,230	$192,784	$873,208
Shares of beneficial interest outstanding	8,130,401	138,033	16,644	68,824
Net Asset Value and offering price per share(a)	$21.55	$16.43	$11.58	$12.69

Class I:
Net assets	$476,493,430	$10,882,488	$1,760,052	$393,773
Shares of beneficial interest outstanding	18,922,553	557,335	146,666	33,908
Net Asset Value, offering, and redemption price per share	$25.18	$19.53	$12.00	$11.61

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities (Continued)

September 30, 2016

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Assets:
Investments, at value (cost $51,602,027, $56,177,662, and $19,505,776, respectively)	$61,986,992	$64,733,730	$20,121,432
Investments in affiliates, at value	—	—	—
Cash	—	—	—
Receivable for Fund shares sold	2,448	4,568	3,657
Receivable for investments sold	—	—	—
Receivable from Adviser	—	—	9,485
Dividends and interest receivable	31,878	210,906	135,934
Prepaid expenses	22,157	23,249	17,013
Total Assets	62,043,475	64,972,453	20,287,521
Liabilities:
Payable for investments purchased	—	—	—
Payable for Fund shares redeemed	28,476	232,061	373
Payable for investment advisory fees	50,801	39,895	9,803
Payable for distribution fees	13,106	17,645	1,844
Payable for accounting fees	7,500	7,500	—
Payable for payroll expenses	—	—	—
Payable for custodian fees	9,215	8,859	3,366
Payable for legal and audit fees	27,051	27,084	28,840
Payable for shareholder communications expenses	10,859	10,051	5,130
Payable for shareholder services fees	8,728	8,556	2,470
Other accrued expenses	4,526	4,421	3,930
Total Liabilities	160,262	356,072	55,756
Net Assets	$61,883,213	$64,616,381	$20,231,765
Net Assets Consist of:
Paid-in capital	$47,948,428	$53,005,636	$19,476,830
Accumulated net investment income	246,663	—	129
Accumulated net realized gain on investments and foreign currency transactions	3,303,157	3,054,677	139,150
Net unrealized appreciation on investments	10,384,965	8,556,068	615,656
Net unrealized depreciation on foreign currency translations	—	—	—
Net Assets	$61,883,213	$64,616,381	$20,231,765
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$53,062,838	$50,105,302	$ 4,170,176
Shares of beneficial interest outstanding	4,213,869	4,264,943	358,282
Net Asset Value, offering, and redemption price per share	$ 12.59	$ 11.75	$ 11.64
Class A:
Net assets	$ 3,719,360	$ 7,039,950	$ 806,742
Shares of beneficial interest outstanding	296,410	595,982	69,386
Net Asset Value and redemption price per share	$ 12.55	$ 11.81	$ 11.63
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$ 13.07	$ 12.30	$ 12.11
Class C:
Net assets	$ 843,405	$ 5,574,874	$ 1,143,911
Shares of beneficial interest outstanding	70,335	465,784	103,511
Net Asset Value and offering price per share(a)	$ 11.99	$ 11.97	$ 11.05
Class I:
Net assets	$ 4,257,610	$ 1,896,255	$14,110,936
Shares of beneficial interest outstanding	338,638	161,603	1,211,652
Net Asset Value, offering, and redemption price per share	$ 12.57	$ 11.73	$ 11.65

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations

For the Year Ended September 30, 2016

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $93,394, $516, $54, and $70, respectively)	$6,224,597	$276,061	$40,617	$ 172,161
Dividends - affiliated	1,022,412	—	—	—
Interest	297,575	1,823	138	426

Total Investment Income	7,544,584	277,884	40,755	172,587

Expenses:
Investment advisory fees	10,284,203	221,771	43,212	72,574
Distribution fees - Class AAA	635,869	17,369	4,208	12,710
Distribution fees - Class A	723,022	14,355	2,036	4,911
Distribution fees - Class C	1,788,326	26,631	2,596	9,261
Accounting fees	45,000	—	—	—
Custodian fees	135,344	—	9,650	4,729
Interest expense	141	138	182	18
Legal and audit fees	75,055	35,316	21,337	25,989
Payroll expenses	—	—	2,274	—
Registration expenses	80,764	46,559	21,505	44,453
Shareholder communications expenses	269,704	12,479	11,748	12,126
Shareholder services fees	964,230	12,822	7,553	8,907
Trustees’ fees	75,713	1,635	325	538
Tax expense	372	—	—	—
Miscellaneous expenses	68,302	11,866	11,737	11,365

Total Expenses	15,146,045	400,941	138,363	207,581

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	(62,663)	(83,891)	(52,910)
Advisory fee reduction on unsupervised assets (See Note 3)	(47,902)	—	—	—
Expenses paid by broker (See Note 7)	(7,807)	(2,572)	(2,173)	(766)

Total Reimbursements, Waivers, Reductions, and Credits	(55,709)	(65,235)	(86,064)	(53,676)

Net Expenses	15,090,336	335,706	52,299	153,905

Net Investment Income/(Loss)	(7,545,752)	(57,822)	(11,544)	18,682

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	58,445,926	2,297,290	117,460	1,780,804
Net realized loss on investments - affiliated	(8,217)	—	—	—
Net realized gain on foreign currency transactions	508	—	—	—

Net realized gain on investments and foreign currency transactions	58,438,217	2,297,290	117,460	1,780,804

Net change in unrealized appreciation/depreciation:
on investments	90,584,012	2,050,135	240,606	(1,047,191)
on foreign currency translations	793	—	—	—

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	90,584,805	2,050,135	240,606	(1,047,191)

Net Realized and Unrealized Gain on Investments and Foreign Currency	149,023,022	4,347,425	358,066	733,613

Net Increase in Net Assets Resulting from Operations	$141,477,270	$4,289,603	$346,522	$752,295

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2016

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $1,015, $693, and $0, respectively)	$1,361,109	$958,995	$3,569
Dividends - affiliated	—	—	—
Interest	—	680,540	452,496

Total Investment Income	1,361,109	1,639,535	456,065
Expenses:
Investment advisory fees	630,149	511,497	118,453
Distribution fees - Class AAA	134,982	135,335	10,828
Distribution fees - Class A	19,145	34,797	2,909
Distribution fees - Class C	8,309	52,208	8,616
Accounting fees	45,000	45,000	—
Custodian fees	13,278	14,515	4,590
Interest expense	—	—	—
Legal and audit fees	28,130	28,269	29,184
Payroll expenses	—	—	—
Registration expenses	56,228	56,120	45,332
Shareholder communications expenses	27,246	25,141	9,100
Shareholder services fees	49,920	49,917	12,716
Trustees’ fees	4,551	4,995	1,408
Tax expense	—	—	—
Miscellaneous expenses	14,062	14,033	9,862

Total Expenses	1,031,000	971,827	252,998
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	—	(82,578)
Advisory fee reduction on unsupervised assets (See Note 3)	—	—	—
Custodian fee credits	—	—	—
Expenses paid by broker (See Note 7)	(2,001)	(2,155)	—

Total Reimbursements, Waivers, Reductions, and Credits	(2,001)	(2,155)	(82,578)
Net Expenses	1,028,999	969,672	170,420
Net Investment Income	332,110	669,863	285,645
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	3,903,080	3,117,645	139,304
Net realized loss on investments - affiliated	—	—	—
Net realized gain on foreign currency transactions	—	—	—

Net realized gain on investments and foreign currency transactions	3,903,080	3,117,645	139,304
Net change in unrealized appreciation/depreciation:
on investments	2,580,783	1,746,780	371,799
on foreign currency translations	—	—	—

Net change in unrealized appreciation/depreciation on investments	2,580,783	1,746,780	371,799

Net Realized and Unrealized Gain on Investments and Foreign Currency	6,483,863	4,864,425	511,103

Net Increase in Net Assets Resulting from Operations	$6,815,973	$5,534,288	$796,748

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	Mighty MitesSM Fund		SmallCap Equity Fund		Mid-Cap Equity Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income/(loss)	$(7,545,752)	$(3,967,243)	$(57,822)	$(165,861)	$(11,544)	$(25,462)
Net realized gain on investments and foreign currency transactions	58,438,217	19,998,521	2,297,290	4,538,547	117,460	131,057
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	90,584,805	(39,458,929)	2,050,135	(3,765,310)	240,606	(106,370)
Net Increase/(Decrease) in Net Assets Resulting from Operations	141,477,270	(23,427,651)	4,289,603	607,376	346,522	(775)
Distributions to Shareholders:
Net investment income
Class AAA	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
	—	—	—	—	—	—
Net realized gain
Class AAA	(6,095,461)	(6,457,670)	(1,157,380)	(1,149,839)	(79,782)	(19,771)
Class A	(3,660,523)	(3,312,045)	(490,551)	(326,790)	(23,063)	(7,878)
Class C	(4,948,570)	(4,393,410)	(546,624)	(348,881)	(12,061)	(2,608)
Class I	(10,716,802)	(9,805,829)	(1,549,159)	(1,330,967)	(86,372)	(25,377)
	(25,421,356)	(23,968,954)	(3,743,714)	(3,156,477)	(201,278)	(55,634)
Total Distributions to Shareholders	(25,421,356)	(23,968,954)	(3,743,714)	(3,156,477)	(201,278)	(55,634)
Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	25,166,399	44,741,419	4,274,883	822,696	355,459	613,282
Class A	13,798,430	28,511,035	236,596	279,335	19,774	76,374
Class C	17,038,503	78,774,234	610,708	267,558	24,420	44,950
Class I	98,912,516	174,407,068	963,829	7,440,944	81,792	229,597
	154,915,848	326,433,756	6,086,016	8,810,533	481,445	964,203
Proceeds from reinvestment of distributions
Class AAA	5,979,037	6,315,803	1,099,502	1,119,099	69,340	19,771
Class A	3,105,905	2,740,083	448,413	302,367	19,621	6,868
Class C	3,888,543	3,338,873	447,962	260,964	11,737	2,591
Class I	7,046,245	6,648,714	1,490,195	500,494	86,372	25,376
	20,019,730	19,043,473	3,486,072	2,182,924	187,070	54,606
Cost of shares redeemed
Class AAA	(68,915,531)	(140,445,413)	(2,487,786)	(8,966,268)	(701,109)	(265,328)
Class A	(44,872,412)	(45,281,413)	(1,121,302)	(1,211,465)	(304,721)	(175,204)
Class C	(51,145,275)	(93,786,878)	(1,740,637)	(1,226,747)	(124,531)	(6,000)
Class I	(171,152,381)	(191,745,643)	(1,731,285)	(14,535,635)	(560,784)	(510,972)
	(336,085,599)	(471,259,347)	(7,081,010)	(25,940,115)	(1,691,145)	(957,504)
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(161,150,021)	(125,782,118)	2,491,078	(14,946,658)	(1,022,630)	61,305
Redemption Fees	2,669	1,282	1,987	—	58	—
Net Increase/(Decrease) in Net Assets	(45,091,438)	(173,177,441)	3,038,954	(17,495,759)	(877,328)	4,896
Net Assets:
Beginning of year	1,095,206,639	1,268,384,080	23,838,049	41,333,808	4,949,675	4,944,779
End of year	$1,050,115,201	$1,095,206,639	$26,877,003	$23,838,049	$4,072,347	$4,949,675
Undistributed net investment income	—	—	—	—	—	—

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets (Continued)

For the Year Ended September 30,

Income Fund		Equity Fund		Balanced Fund		Intermediate Bond Fund

2016	2015	2016	2015	2016	2015	2016	2015

$18,682	$17,152	$332,110	$246,533	$669,863	$705,828	$285,645	$350,088

1,780,804	128,405	3,903,080	4,383,977	3,117,645	5,129,698	139,304	369,209

(1,047,191)	(1,049,531)	2,580,783	(4,853,912)	1,746,780	(5,440,467)	371,799	(406,720)

752,295	(903,974)	6,815,973	(223,402)	5,534,288	395,059	796,748	312,577

(15,808)	(14,149)	(211,307)	(242,616)	(576,148)	(610,058)	(57,195)	(80,505)
(1,643)	(1,767)	(7,679)	(5,642)	(56,715)	(53,452)	(10,078)	(14,388)
(517)	(55)	—	—	(17,080)	(14,708)	(4,384)	(3,786)
(1,339)	(1,103)	(29,046)	(23,293)	(24,897)	(25,947)	(214,019)	(251,427)
(19,307)	(17,074)	(248,032)	(271,551)	(674,840)	(704,165)	(285,676)	(350,106)

—	—	(4,079,809)	(5,800,931)	(3,761,458)	(5,214,820)	(91,989)	—
—	—	(283,279)	(319,971)	(458,819)	(562,218)	(16,150)	—
—	—	(59,970)	(96,665)	(353,385)	(465,481)	(8,637)	—
—	—	(331,753)	(334,883)	(127,425)	(187,008)	(249,249)	—
—	—	(4,754,811)	(6,552,450)	(4,701,087)	(6,429,527)	(366,025)	—
(19,307)	(17,074)	(5,002,843)	(6,824,001)	(5,375,927)	(7,133,692)	(651,701)	(350,106)

433,186	1,341,965	1,098,418	1,201,561	5,554,854	4,936,637	599,586	718,119
351,906	230,473	1,120,647	328,937	1,469,112	1,106,030	230,824	300,882
39,531	87,176	166,014	374,234	1,287,764	847,159	3,247,789	196,215
165,930	31,424	976,188	1,973,353	267,769	210,888	2,430,851	3,343,496
990,553	1,691,038	3,361,267	3,878,085	8,579,499	7,100,714	6,509,050	4,558,712

15,257	13,406	4,146,689	5,774,995	4,208,821	5,643,649	143,907	77,681
1,608	1,678	287,016	320,935	469,977	584,854	24,840	13,206
517	54	48,297	82,401	335,806	426,266	12,682	3,119
1,333	1,098	278,123	297,565	145,323	198,372	461,328	245,350
18,715	16,236	4,760,125	6,475,896	5,159,927	6,853,141	642,757	339,356

(2,245,733)	(1,425,069)	(6,983,605)	(8,148,966)	(13,736,422)	(20,394,827)	(1,629,881)	(913,164)
(361,000)	(37,475)	(889,260)	(509,771)	(1,509,758)	(922,370)	(263,915)	(427,878)
(191,875)	(71,253)	(75,800)	(349,312)	(1,341,488)	(846,677)	(2,526,488)	(303,526)
(45,940)	(40,100)	(1,489,488)	(1,050,528)	(375,998)	(787,454)	(1,918,411)	(5,252,254)
(2,844,548)	(1,573,897)	(9,438,153)	(10,058,577)	(16,963,666)	(22,951,328)	(6,338,695)	(6,896,822)

(1,835,280)	133,377	(1,316,761)	295,404	(3,224,240)	(8,997,473)	813,112	(1,998,754)
10	—	—	—	2	2	—	—
(1,102,282)	(787,671)	496,369	(6,751,999)	(3,065,877)	(15,736,104)	958,159	(2,036,283)

7,800,139	8,587,810	61,386,844	68,138,843	67,682,258	83,418,362	19,273,606	21,309,889
$6,697,857	$7,800,139	$61,883,213	$61,386,844	$64,616,381	$67,682,258	$20,231,765	$19,273,606
$1,996	$7,977	$246,663	$164,817	—	—	$129	$129

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements/ Reductions		Operating Expenses Before Waivers/ Reimbursements/ Reductions(d)	Portfolio Turnover Rate

Mighty MitesSM Fund
Class AAA
2016	$22.02	$(0.15)	$ 3.41	$ 3.26	—	$(0.52)	$(0.52)	$0.00	$24.76	15.0%	$256,488	(0.67)%	1.41	%(e)	1.41%	6%
2015	23.01	(0.06)	(0.50)	(0.56)	—	(0.43)	(0.43)	0.00	22.02	(2.6)	265,145	(0.27)	1.40	(e)	1.41	13
2014	23.81	(0.22)	0.80	0.58	—	(1.38)	(1.38)	0.00	23.01	2.2	365,022	(0.90)	1.41		1.42	14
2013	17.94	0.04	6.29	6.33	$(0.08)	(0.38)	(0.46)	0.00	23.81	36.2	476,112	0.19	1.41		1.43	15
2012	14.85	(0.10)	3.54	3.44	—	(0.35)	(0.35)	0.00	17.94	23.6	277,666	(0.62)	1.44		1.46	12
Class A
2016	$21.43	$(0.20)	$ 3.30	$ 3.10	—	$(0.52)	$(0.52)	$0.00	$24.01	14.6%	$141,893	(0.92)%	1.66	%(e)	1.66%	6%
2015	22.45	(0.12)	(0.47)	(0.59)	—	(0.43)	(0.43)	0.00	21.43	(2.8)	154,000	(0.51)	1.65	(e)	1.66	13
2014	23.32	(0.27)	0.78	0.51	—	(1.38)	(1.38)	0.00	22.45	2.0	175,108	(1.16)	1.66		1.67	14
2013	17.59	(0.02)	6.17	6.15	$(0.04)	(0.38)	(0.42)	0.00	23.32	35.8	139,464	(0.08)	1.66		1.68	15
2012	14.61	(0.14)	3.47	3.33	—	(0.35)	(0.35)	0.00	17.59	23.2	77,803	(0.87)	1.69		1.71	12
Class C
2016	$19.38	$(0.28)	$ 2.97	$ 2.69	—	$(0.52)	$(0.52)	$0.00	$21.55	14.1%	$175,241	(1.41)%	2.16	%(e)	2.16%	6%
2015	20.44	(0.21)	(0.42)	(0.63)	—	(0.43)	(0.43)	0.00	19.38	(3.2)	187,216	(1.01)	2.15	(e)	2.16	13
2014	21.46	(0.36)	0.72	0.36	—	(1.38)	(1.38)	0.00	20.44	1.4	208,795	(1.66)	2.16		2.17	14
2013	16.25	(0.10)	5.69	5.59	—	(0.38)	(0.38)	0.00	21.46	35.3	160,852	(0.57)	2.16		2.18	15
2012	13.59	(0.21)	3.22	3.01	—	(0.35)	(0.35)	0.00	16.25	22.6	92,012	(1.37)	2.19		2.21	12
Class I
2016	$22.34	$(0.10)	$ 3.46	$ 3.36	—	$(0.52)	$(0.52)	$0.00	$25.18	15.2%	$476,493	(0.44)%	1.16	%(e)	1.16%	6%
2015	23.27	—	(0.50)	(0.50)	—	(0.43)	(0.43)	0.00	22.34	(2.3)	488,846	(0.01)	1.15	(e)	1.16	13
2014	24.02	(0.16)	0.79	0.63	—	(1.38)	(1.38)	0.00	23.27	2.4	519,459	(0.67)	1.16		1.17	14
2013	18.13	0.08	6.35	6.43	$(0.16)	(0.38)	(0.54)	0.00	24.02	36.6	277,588	0.40	1.16		1.18	15
2012	14.98	(0.06)	3.56	3.50	—	(0.35)	(0.35)	0.00	18.13	23.8	131,003	(0.38)	1.19		1.21	12

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income (loss), per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)

Before advisory fee reduction on unsupervised assets totaling 0.01%, 0.01%, 0.02%, and 0.02% of net assets for the years ended September 30, 2015, 2014, 2013, and 2012, respectively. For the year ended September 30, 2016, there was no impact on the expense ratios.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2016 and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2016	$18.54	$(0.04)	$3.57	$3.53	—	$(3.04)	$(3.04)	$0.00	$19.03	21.1%	$10,855	(0.25)%	1.50	%(c)	1.79%	18%
2015	20.52	(0.09)	(0.29)	(0.38)	—	(1.60)	(1.60)	—	18.54	(2.4)	7,721	(0.47)	1.50	(c)	1.66	23
2014	19.83	(0.07)	0.76	0.69	—	—	—	0.00	20.52	3.5	15,649	(0.35)	1.50		1.57	13
2013	15.32	(0.01)	4.52	4.51	—	—	—	0.00	19.83	29.4	19,576	(0.05)	1.50		1.63	12
2012	12.85	(0.03)	2.87	2.84	—	(0.37)	(0.37)	0.00	15.32	22.5	16,170	(0.21)	1.50		1.65	39
Class A
2016	$18.02	$(0.08)	$3.47	$3.39	—	$(3.04)	$(3.04)	$0.00	$18.37	20.9%	$2,871	(0.49)%	1.75	%(c)	2.04%	18%
2015	20.05	(0.14)	(0.29)	(0.43)	—	(1.60)	(1.60)	—	18.02	(2.7)	3,258	(0.71)	1.75	(c)	1.91	23
2014	19.41	(0.12)	0.76	0.64	—	—	—	0.00	20.05	3.3	4,269	(0.60)	1.75		1.82	13
2013	15.03	(0.04)	4.42	4.38	—	—	—	0.00	19.41	29.1	4,668	(0.22)	1.75		1.88	12
2012	12.65	(0.06)	2.81	2.75	—	(0.37)	(0.37)	0.00	15.03	22.1	5,390	(0.42)	1.75		1.90	39
Class C
2016	$16.49	$(0.15)	$3.13	$2.98	—	$(3.04)	$(3.04)	$0.00	$16.43	20.2%	$2,268	(0.99)%	2.25	%(c)	2.54%	18%
2015	18.56	(0.22)	(0.25)	(0.47)	—	(1.60)	(1.60)	—	16.49	(3.2)	3,081	(1.21)	2.25	(c)	2.41	23
2014	18.06	(0.21)	0.71	0.50	—	—	—	0.00	18.56	2.8	4,186	(1.10)	2.25		2.32	13
2013	14.06	(0.11)	4.11	4.00	—	—	—	0.00	18.06	28.4	4,460	(0.72)	2.25		2.38	12
2012	11.91	(0.13)	2.65	2.52	—	(0.37)	(0.37)	0.00	14.06	21.5	5,261	(0.92)	2.25		2.40	39
Class I
2016	$18.90	$—	$3.67	$3.67	—	$(3.04)	$(3.04)	$0.00	$19.53	21.5%	$10,883	0.00%	1.25	%(c)	1.54%	18%
2015	20.85	(0.04)	(0.31)	(0.35)	—	(1.60)	(1.60)	—	18.90	(2.2)	9,778	(0.21)	1.25	(c)	1.41	23
2014	20.09	(0.02)	0.78	0.76	—	—	—	0.00	20.85	3.8	17,230	(0.09)	1.25		1.32	13
2013	15.50	0.04	4.57	4.61	$(0.02)	—	(0.02)	0.00	20.09	29.8	13,688	0.22	1.25		1.38	12
2012	12.96	0.04	2.87	2.91	—	(0.37)	(0.37)	0.00	15.50	22.8	12,752	0.23	1.25		1.40	39

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended September 30, 2016 would have been 1.51%, 1.76%, 2.26%, 1.26% for Class AAA, Class A, Class C, and Class I, respectively. For the year ended September 30, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments		Total Distributions		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income/Loss		Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements		Portfolio Turnover Rate
Mid-Cap Equity Fund
Class AAA
2016	$11.43	$(0.04)	$0.97	$0.93	—	$(0.48)		$(0.48)		$11.88	8.2%	$1,810	(0.40)%		1.34	%(b)(c)	3.26%		15%
2015	11.54	(0.06)	0.07	0.01	—	(0.12)		(0.12)		11.43	0.1	2,004	(0.52)		1.51	(b)(c)	2.74		25
2014	10.48	(0.04)	1.10	1.06	—	(0.00	)(d)	(0.00	)(d)	11.54	10.2	1,679	(0.39)		1.51	(c)	4.27		22
2013(e)	10.00	(0.01)	0.49	0.48	—	—		—		10.48	4.8	661	(0.42	)(f)	1.50	(f)	3.88	(f)(g)	3
Class A
2016	$11.37	$(0.07)	$0.96	$0.89	—	$(0.48)		$(0.48)		$11.78	7.9%	$309	(0.65)%		1.63	%(b)(c)	3.44%		15%
2015	11.51	(0.09)	0.07	(0.02)	—	(0.12)		(0.12)		11.37	(0.2)	593	(0.77)		1.76	(b)(c)	2.99		25
2014	10.47	(0.08)	1.12	1.04	—	(0.00	)(d)	(0.00	)(d)	11.51	10.0	682	(0.69)		1.76	(c)	4.52		22
2013(e)	10.00	0.03	0.44	0.47	—	—		—		10.47	4.7	188	0.81	(f)	1.75	(f)	4.13	(f)(g)	3
Class C
2016	$11.24	$(0.12)	$0.94	$0.82	—	$(0.48)		$(0.48)		$11.58	7.4%	$193	(1.17)%		2.11	%(b)(c)	3.98%		15%
2015	11.43	(0.15)	0.08	(0.07)	—	(0.12)		(0.12)		11.24	(0.6)	274	(1.27)		2.26	(b)(c)	3.49		25
2014	10.45	(0.13)	1.11	0.98	—	(0.00	)(d)	(0.00	)(d)	11.43	9.4	239	(1.17)		2.26	(c)	5.02		22
2013(e)	10.00	(0.02)	0.47	0.45	—	—		—		10.45	4.5	74	(0.65	)(f)	2.25	(f)	4.63	(f)(g)	3
Class I
2016	$11.49	$0.00	$0.99	$0.99	—	$(0.48)		$(0.48)		$12.00	8.7%	$1,760	0.04%		0.90	%(b)(c)	3.00%		15%
2015	11.57	(0.03)	0.07	0.04	—	(0.12)		(0.12)		11.49	0.3	2,079	(0.27)		1.26	(b)(c)	2.49		25
2014	10.48	(0.01)	1.11	1.10	$(0.01)	(0.00	)(d)	(0.01)		11.57	10.5	2,345	(0.09)		1.26	(c)	4.02		22
2013(e)	10.00	(0.01)	0.49	0.48	—	—		—		10.48	4.8	1,155	(0.20	)(f)	1.25	(f)	3.63	(f)(g)	3

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the years ended September 30, 2016 and 2015 would have been (1.39% and 1.54%) Class AAA, (1.68% and 1.79%) Class A, (2.16% and 2.29%) Class C, and (0.95% and 1.29%) Class I Shares, respectively.

(c)

The Fund incurred interest expense during the years ended September 30, 2016, 2015, and 2014. For the year ended September 30, 2016, there was no material impact on the expense ratios. For the years ended September 30, 2015 and 2014, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.33% and 1.50% (Class AAA), 1.62% and 1.75% (Class A), 2.10% and 2.25% (Class C), 0.89% and 1.25% (Class I), respectively.

(d)	Amount represents less than $0.005 per share.
(e)	From the commencement of offering of Fund Shares on May 31, 2013 through September 30, 2013.
(f)	Annualized.
(g)

Certain non-recurring expenses incurred by the Fund were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total operating expense ratios before waivers and reimbursements would have been 10.11% (Class AAA), 10.36% (Class A), 10.86% (Class C), and 9.86% (Class I).

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income from Investment Operations			Distributions to Shareholders								Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income		Total Distributions		Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Income Fund
Class AAA
2016	$10.53	$0.04	$1.05	$1.09	$(0.03)		$(0.03)		—		$11.59	10.4%	$4,240	0.38%	2.00	%(b)	2.74%	20%
2015	11.79	0.04	(1.27)	(1.23)	(0.03)		(0.03)		—		10.53	(10.5)	5,525	0.31	2.00	(b)	2.40	19
2014	10.40	0.21	1.38	1.59	(0.20)		(0.20)		$0.00	(c)	11.79	15.5	6,240	1.86	2.00		2.42	31
2013	8.96	0.07	1.45	1.52	(0.08)		(0.08)		0.00	(c)	10.40	17.0	6,147	0.73	2.00		2.57	13
2012	7.65	0.10	1.31	1.41	(0.10)		(0.10)		0.00	(c)	8.96	18.5	5,151	1.22	2.00		2.82	11
Class A
2016	$10.87	$0.01	$1.08	$1.09	$(0.02)		$(0.02)		—		$11.94	10.1%	$1,191	0.10%	2.25	%(b)	2.99%	20%
2015	12.18	0.01	(1.30)	(1.29)	(0.02)		(0.02)		—		10.87	(10.6)	1,081	0.06	2.25	(b)	2.65	19
2014	10.75	0.19	1.43	1.62	(0.19)		(0.19)		$0.00	(c)	12.18	15.2	1,013	1.63	2.25		2.67	31
2013	9.26	0.05	1.49	1.54	(0.05)		(0.05)		0.00	(c)	10.75	16.7	907	0.44	2.25		2.82	13
2012	7.91	0.07	1.37	1.44	(0.09)		(0.09)		0.00	(c)	9.26	18.3	389	0.78	2.25		3.07	11
Class C
2016	$11.59	$(0.04)	$1.14	$1.10	$(0.00	)(c)	$(0.00	)(c)	—		$12.69	9.6%	$873	(0.37)%	2.75	%(b)	3.49%	20%
2015	13.04	(0.06)	(1.39)	(1.45)	(0.00	)(c)	(0.00	)(c)	—		11.59	(11.1)	943	(0.44)	2.75	(b)	3.15	19
2014	11.54	0.17	1.50	1.67	(0.17)		(0.17)		$0.00	(c)	13.04	14.6	1,045	1.30	2.75		3.17	31
2013	9.94	0.00 (c)	1.61	1.61	(0.01)		(0.01)		0.00	(c)	11.54	16.2	1,086	0.01	2.75		3.32	13
2012	8.49	0.03	1.46	1.49	(0.04)		(0.04)		0.00	(c)	9.94	17.6	1,307	0.36	2.75		3.57	11
Class I
2016	$10.56	$0.07	$1.04	$1.11	$(0.06)		$(0.06)		—		$11.61	10.6%	$394	0.61%	1.75	%(b)	2.49%	20%
2015	11.80	0.07	(1.27)	(1.20)	(0.04)		(0.04)		—		10.56	(10.2)	251	0.56	1.75	(b)	2.15	19
2014	10.40	0.24	1.39	1.63	(0.23)		(0.23)		$0.00	(c)	11.80	15.8	290	2.15	1.75		2.17	31
2013	8.96	0.10	1.44	1.54	(0.10)		(0.10)		0.00	(c)	10.40	17.3	185	0.99	1.75		2.32	13
2012	7.65	0.12	1.31	1.43	(0.12)		(0.12)		0.00	(c)	8.96	18.8	126	1.43	1.75		2.57	11

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the years ended September 30, 2016 and 2015 would have been (2.01% and 2.02%) Class AAA, (2.26% and 2.27%) Class A, (2.76% and 2.77%) Class C, and (1.76% and 1.77%) Class I Shares, respectively.

(c)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(b)		Portfolio Turnover Rate
Equity Fund
Class AAA
2016	$12.22	$0.07	$1.30	$1.37	$(0.05)	$(0.95)	$(1.00)	$12.59	11.4%	$53,063	0.54%	1.63	%(c)	31%
2015	13.65	0.05	(0.09)	(0.04)	(0.06)	(1.33)	(1.39)	12.22	(0.9)	53,238	0.37	1.59	(c)	28
2014	11.88	0.05	1.76	1.81	(0.04)	—	(0.04)	13.65	15.3	60,587	0.37	1.59		51
2013	9.92	0.06	1.99	2.05	(0.09)	—	(0.09)	11.88	20.9	64,595	0.53	1.62	(d)	53
2012	7.81	0.08	2.11	2.19	(0.08)	—	(0.08)	9.92	28.3	70,017	0.84	1.59	(d)	41
Class A
2016	$12.19	$0.03	$1.31	$1.34	$(0.03)	$(0.95)	$(0.98)	$12.55	11.2%	$3,719	0.29%	1.88	%(c)	31%
2015	13.61	0.02	(0.09)	(0.07)	(0.02)	(1.33)	(1.35)	12.19	(1.1)	3,125	0.12	1.84	(c)	28
2014	11.84	0.02	1.76	1.78	(0.01)	—	(0.01)	13.61	15.0	3,329	0.12	1.84		51
2013	9.89	0.03	1.99	2.02	(0.07)	—	(0.07)	11.84	20.5	3,256	0.27	1.87	(d)	53
2012	7.78	0.05	2.11	2.16	(0.05)	—	(0.05)	9.89	27.9	3,221	0.60	1.84	(d)	41
Class C
2016	$11.72	$(0.03)	$1.25	$1.22	—	$(0.95)	$(0.95)	$11.99	10.6%	$843	(0.23)%	2.38	%(c)	31%
2015	13.18	(0.05)	(0.08)	(0.13)	—	(1.33)	(1.33)	11.72	(1.6)	684	(0.37)	2.34	(c)	28
2014	11.51	(0.05)	1.72	1.67	—	—	—	13.18	14.5	676	(0.38)	2.34		51
2013	9.62	(0.02)	1.93	1.91	$(0.02)	—	(0.02)	11.51	19.9	693	(0.22)	2.37	(d)	53
2012	7.56	0.01	2.05	2.06	—	—	—	9.62	27.3	784	0.10	2.34	(d)	41
Class I
2016	$12.21	$0.09	$1.30	$1.39	$(0.08)	$(0.95)	$(1.03)	$12.57	11.7%	$4,258	0.77%	1.38	%(c)	31%
2015	13.64	0.08	(0.09)	(0.01)	(0.09)	(1.33)	(1.42)	12.21	(0.6)	4,340	0.61	1.34	(c)	28
2014	11.89	0.08	1.74	1.82	(0.07)	—	(0.07)	13.64	15.4	3,547	0.60	1.34		51
2013	9.93	0.09	1.99	2.08	(0.12)	—	(0.12)	11.89	21.2	2,204	0.84	1.37	(d)	53
2012	7.83	0.09	2.12	2.21	(0.11)	—	(0.11)	9.93	28.5	4,377	0.96	1.34	(d)	41

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund incurred interest expense during the years ended September 30, 2014, 2013, and 2012. This interest expense was paid for by prior years Custodian Fee Credits. The effect of interest expense was minimal.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2016 and 2015, there was no impact on the expense ratios.
(d)

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2013, and 2012 would have been 1.60%, and 1.56% (Class AAA), 1.85%, and 1.81% (Class A), 2.35%, and 2.31% (Class C), and 1.35%, and 1.31% (Class I) Shares, respectively. For the years ended September 30, 2016, 2015, and 2014, there were no Custodian Fee Credits.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses††		Portfolio Turnover Rate
Balanced Fund
Class AAA
2016	$11.72	$0.12	$0.85	$0.97	$(0.12)	$(0.82)	$(0.94)	$11.75	8.6%	$50,105	1.06%	1.35	%(b)	23%
2015	12.91	0.13	(0.08)	0.05	(0.13)	(1.11)	(1.24)	11.72	0.0	53,989	1.01	1.31	(b)	27
2014	12.76	0.14	1.07	1.21	(0.14)	(0.92)	(1.06)	12.91	9.9	69,187	1.07	1.29		39
2013	11.48	0.15	1.28	1.43	(0.15)	—	(0.15)	12.76	12.5	70,824	1.21	1.30		36
2012	9.86	0.16	1.62	1.78	(0.16)	—	(0.16)	11.48	18.2	78,999	1.47	1.30		34
Class A
2016	$11.78	$0.10	$0.85	$0.95	$(0.10)	$(0.82)	$(0.92)	$11.81	8.2%	$7,040	0.81%	1.60	%(b)	23%
2015	12.97	0.09	(0.07)	0.02	(0.10)	(1.11)	(1.21)	11.78	(0.2)	6,577	0.76	1.56	(b)	27
2014	12.82	0.11	1.07	1.18	(0.11)	(0.92)	(1.03)	12.97	9.5	6,443	0.83	1.54		39
2013	11.53	0.12	1.29	1.41	(0.12)	—	(0.12)	12.82	12.3	5,869	0.95	1.55		36
2012	9.90	0.13	1.64	1.77	(0.14)	—	(0.14)	11.53	17.9	5,121	1.21	1.55		34
Class C
2016	$11.92	$0.04	$0.87	$0.91	$(0.04)	$(0.82)	$(0.86)	$11.97	7.8%	$5,575	0.30%	2.10	%(b)	23%
2015	13.12	0.03	(0.08)	(0.05)	(0.04)	(1.11)	(1.15)	11.92	(0.8)	5,260	0.26	2.06	(b)	27
2014	12.95	0.04	1.09	1.13	(0.04)	(0.92)	(0.96)	13.12	9.0	5,350	0.32	2.04		39
2013	11.64	0.05	1.31	1.36	(0.05)	—	(0.05)	12.95	11.7	5,257	0.43	2.05		36
2012	9.99	0.08	1.65	1.73	(0.08)	—	(0.08)	11.64	17.4	4,932	0.72	2.05		34
Class I
2016	$11.70	$0.15	$0.85	$1.00	$(0.15)	$(0.82)	$(0.97)	$11.73	8.8%	$1,896	1.30%	1.10	%(b)	23%
2015	12.90	0.16	(0.09)	0.07	(0.16)	(1.11)	(1.27)	11.70	0.2	1,856	1.26	1.06	(b)	27
2014	12.76	0.17	1.06	1.23	(0.17)	(0.92)	(1.09)	12.90	10.0	2,438	1.35	1.04		39
2013	11.48	0.18	1.28	1.46	(0.18)	—	(0.18)	12.76	12.8	1,060	1.44	1.05		36
2012	9.85	0.19	1.63	1.82	(0.19)	—	(0.19)	11.48	18.4	872	1.74	1.05		34

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended 2015, 2014, 2013, and 2012 would have been 1.32%, 1.27%, 1.28%, and 1.27% (Class AAA), 1.57%, 1.52%, 1.53%, and 1.52% (Class A), 2.07%, 2.02%, 2.03%, and 2.02% (Class C), and 1.07%, 1.02%, 1.03%, and 1.02% (Class I) Shares, respectively. For the year ended September 30, 2016, there was no impact on the expense ratios.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2016 and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate

Intermediate Bond Fund
Class AAA
2016	$11.56	$0.15	$ 0.30	$ 0.45	$(0.15)	$(0.22)	$(0.37)	$11.64	4.1%	$ 4,170	1.32%	1.00%	1.42%	48%
2015	11.59	0.18	(0.03)	0.15	$(0.18)	—	(0.18)	11.56	1.3	5,045	1.58	1.00	1.36	65
2014	11.68	0.15	(0.09)	0.06	(0.15)	—	(0.15)	11.59	0.5	5,174	1.29	1.00	1.38	16
2013	12.06	0.14	(0.36)	(0.22)	(0.15)	$(0.01)	(0.16)	11.68	(1.9)	8,737	1.21	1.00	1.36	20
2012	11.91	0.19	0.22	0.41	(0.19)	(0.07)	(0.26)	12.06	3.5	11,230	1.56	1.00	1.33	15
Class A
2016	$11.55	$0.14	$ 0.30	$ 0.44	$(0.14)	$(0.22)	$(0.36)	$11.63	3.9%	$ 807	1.21%	1.10%	1.52%	48%
2015	11.58	0.17	(0.03)	0.14	$(0.17)	—	(0.17)	11.55	1.2	809	1.48	1.10	1.46	65
2014	11.66	0.14	(0.08)	0.06	(0.14)	—	(0.14)	11.58	0.5	928	1.21	1.10	1.48	16
2013	12.04	0.13	(0.37)	(0.24)	(0.13)	$(0.01)	(0.14)	11.66	(2.0)	1,066	1.06	1.10	1.46	20
2012	11.91	0.18	0.20	0.38	(0.18)	(0.07)	(0.25)	12.04	3.1	1,365	1.46	1.10	1.43	15
Class C
2016	$10.99	$0.06	$ 0.28	$ 0.34	$(0.06)	$(0.22)	$(0.28)	$11.05	3.2%	$ 1,144	0.51%	1.75%	2.17%	48%
2015	11.01	0.09	(0.02)	0.07	$(0.09)	—	(0.09)	10.99	0.7	398	0.82	1.75	2.11	65
2014	11.09	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)	11.01	(0.2)	503	0.55	1.75	2.13	16
2013	11.46	0.05	(0.36)	(0.31)	(0.05)	$(0.01)	(0.06)	11.09	(2.7)	803	0.43	1.75	2.11	20
2012	11.32	0.09	0.21	0.30	(0.09)	(0.07)	(0.16)	11.46	2.7	1,772	0.80	1.75	2.08	15
Class I
2016	$11.57	$0.18	$ 0.30	$ 0.48	$(0.18)	$(0.22)	$(0.40)	$11.65	4.3%	$14,111	1.56%	0.75%	1.17%	48%
2015	11.60	0.21	(0.03)	0.18	$(0.21)	—	(0.21)	11.57	1.6	13,022	1.82	0.75	1.11	65
2014	11.68	0.18	(0.08)	0.10	(0.18)	—	(0.18)	11.60	0.9	14,705	1.58	0.75	1.13	16
2013	12.06	0.17	(0.36)	(0.19)	(0.18)	$(0.01)	(0.19)	11.68	(1.6)	11,910	1.45	0.75	1.11	20
2012	11.92	0.22	0.21	0.43	(0.22)	(0.07)	(0.29)	12.06	3.6	9,326	1.82	0.75	1.08	15

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share data is calculated using the average shares outstanding method.

See accompanying notes to financial statements.

TETON Westwood Funds

Notes to Financial Statements

1. Organization. The TETON Westwood Funds (the “Trust”) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and currently consists of seven active separate investment portfolios: TETON Westwood Mighty MitesSM Fund (“Mighty MitesSM Fund”), TETON Westwood SmallCap Equity Fund (“SmallCap Equity Fund”), TETON Westwood Mid-Cap Equity Fund (“Mid-Cap Equity Fund”), TETON Westwood Income Fund (“Income Fund”), TETON Westwood Equity Fund (“Equity Fund”), TETON Westwood Balanced Fund (“Balanced Fund”), and TETON Westwood Intermediate Bond Fund (“Intermediate Bond Fund”), (individually, a “Fund” and collectively, the “Funds”), each with four classes of shares. Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

●	Mighty MitesSM Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

●	SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

●	Mid-Cap Equity Fund seeks to provide long term growth of capital and future income by investing primarily in mid-cap equity securities.

●	Income Fund seeks to provide a high level of current income as well as long term capital appreciation.

●	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

●	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

●	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

2. Significant Accounting Policies. As an investment company, the Trust follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the “Adviser”). Investments in open-end investment companies are valued at each Underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and

TETON Westwood Funds

Notes to Financial Statements (Continued)

non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2016 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/16
MIGHTY MITESSM FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Agriculture	$1,952,181	$144,563	—	$2,096,744
Airlines	2,928,800	198,000	—	3,126,800
Automotive: Parts and Accessories	41,178,058	1,701	—	41,179,759
Broadcasting	14,035,722	818,429	—	14,854,151
Building and Construction	13,466,557	3,841,643	—	17,308,200
Business Services	35,969,945	253,318	—	36,223,263
Communications Equipment	3,290,992	32	—	3,291,024
Consumer Products	27,673,784	19	$31	27,673,834
Consumer Services	5,966,976	81,125	—	6,048,101
Diversified Industrial	106,632,671	608,941	—	107,241,612
Educational Services	129,940	—	476	130,416
Electronics	41,242,627	26,070	12,754	41,281,451
Financial Services	52,839,606	7,250,886	400,000	60,490,492
Food and Beverage	47,247,114	175,850	—	47,422,964
Health Care	88,274,111	—	640	88,274,751
Manufactured Housing and Recreational Vehicles	7,787,472	2,298,709	—	10,086,181
Real Estate	24,051,447	—	241,076	24,292,523
Specialty Chemicals	30,073,895	3,474	—	30,077,369
Telecommunications	34,624,637	257,449	—	34,882,086
Transportation	3,821,560	—	465	3,822,025
Other Industries(a)	347,294,111	—	—	347,294,111
Total Common Stocks	930,482,206	15,960,209	655,442	947,097,857
Preferred Stocks(a)	1,995,299	—	—	1,995,299
Convertible Preferred Stocks(a)	—	2,856,115	—	2,856,115
Rights(a)	106,800	35,783	262,000	404,583
Warrants(a)	775	50,525	—	51,300
Corporate Bonds(a)	—	36,751	—	36,751
U.S. Government Obligations	—	96,891,567	—	96,891,567
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$932,585,080	$115,830,950	$917,442	$1,049,333,472

SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$24,883,431	—	—	$ 24,883,431
U.S. Government Obligations	—	$3,063,009	—	3,063,009
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$24,883,431	$3,063,009	—	$ 27,946,440

TETON Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 09/30/16
MID-CAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$ 3,982,646	—	—	$ 3,982,646
U.S. Government Obligations	—	$ 99,971	—	99,971
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 3,982,646	$ 99,971	—	$ 4,082,617

INCOME FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	—	$ 189,125	—	$ 189,125
U.S. Government Obligations	—	1,964,404	—	1,964,404
TOTAL INVESTMENTS IN SECURITIES – ASSETS	—	$ 2,153,529	—	$ 2,153,529

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$ 61,353,291	—	—	$ 61,353,291
Short Term Investments	633,701	—	—	633,701
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 61,986,992	—	—	$ 61,986,992

BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$ 42,281,106	—	—	$ 42,281,106
Corporate Bonds(a)	—	$ 13,619,690	—	13,619,690
U.S. Government Agency Obligations	—	2,950,819	—	2,950,819
U.S. Government Obligations	—	4,256,602	—	4,256,602
Short Term Investments	1,625,513	—	—	1,625,513
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 43,906,619	$ 20,827,111	—	$ 64,733,730

INTERMEDIATE BOND FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Corporate Bonds(a)	—	$ 11,783,012	—	$ 11,783,012
U.S. Government Agency Obligations	—	2,321,441	—	2,321,441
U.S. Government Obligations	—	4,015,109	—	4,015,109
Short Term Investments	$ 2,001,870	—	—	2,001,870
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 2,001,870	$ 18,119,562	—	$ 20,121,432

(a)   Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended September 30, 2016, the Mighty MitesSM Fund had transfers of $9,371,785 or 0.86% of net assets as of September 30, 2015 from Level 1 to Level 2, and transfers of $7,393,340 or 0.67% of net assets as of September 30, 2015 from Level 2 to Level 1. Transfers from Level 1 to Level 2 are due to a decline in market activity (e.g.) frequency of trades, which resulted in a lack of available market inputs to determine price. Transfers from Level 2 to Level 1 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine the price.

The SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2016. The Funds’ policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2016 or September 30, 2015 for SmallCap Equity, Mid-Cap Equity Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for Mighty MitesSM Fund for which significant unobservable inputs were used to determine fair value:

MIGHTY MITESSM FUND	Balance as of 9/30/15	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 9/30/16	Net change in unrealized appreciation/ depreciation on Level 3 investments still held at 9/30/16†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$28,640	—	$33,669	$(28,000)	—	$(33,669)	—		$640	$(28,000)
Financial Services	1,018,500	—	331,699	(274,599)	—	(675,600)	—	—	400,000	(274,599)
Real Estate	274,770	—	—	(62,455)	$28,761	—	—	—	241,076	(62,455)
Other Industries	347,568	—	—	510	—	(58,542)	—	$(275,810)	13,726	510

Total Common Stocks	1,669,478	—	365,368	(364,544)	28,761	(767,811)	—	(275,810)	655,442	(364,544)

Convertible Preferred Stocks	171,927	—	—	—	—	—	—	(171,927)	—	—
Rights	262,000	—	—	—	—	—	—	—	262,000	—
Warrants	10,035	—	—	—	—	—	—	(10,035)	—	—
Corporate Bonds	—	—	—	—	—	—	—	—	—	—

TOTAL INVESTMENTS IN SECURITIES	$2,113,440	—	$365,368	$(364,544)	$28,761	$(767,811)	—	$(457,772)	$917,442	$(364,544)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2016.

Description	Balance at 9/30/16	Valuation Technique	Unobservable Input	Range
MIGHTY MITESSM FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$ 640	Last Price	Discount Range	0%
Financial Services	400,000	Last Price	Discount Range	0%
Real Estate	241,076	Restructure Plan/Cash Flow Analysis	Discount Range	0%
Other Industries (a)	13,726
Total Common Stocks	655,442
Preferred Stocks		Last Price	Discount Range	0%
Rights	262,000	Last Price	Discount Range	0%
Warrants		Black Scholes	Discount Range	0%
TOTAL INVESTMENTS IN SECURITIES	$917,442

(a)	Includes securities whose fair values were developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty MitesSM Fund, SmallCap Equity Fund, and Income Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2016, the Funds did not hold any restricted securities.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended September 30, 2016, both the Mighty MitesSM Fund’s and Intermediate Bond Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 1 basis point. For the year ended September 30, 2016, the Equity Fund’s and Balanced Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point. During the year ended September 30, 2016, the SmallCap Equity Fund, Mid-Cap Equity Fund, and Income Fund held no investments in other investment companies.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using

TETON Westwood Funds

Notes to Financial Statements (Continued)

the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. These amounts, if any, would be included in the Statements of Operations.

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Equity Fund, and quarterly for the Income Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, net operating loss write off, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds.

For the year ended September 30, 2016, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated	Accumulated Net
	Net	Realized Gain
	Investment	(Loss) on	Paid-in
	Income (Loss)	Investments	Capital
Mighty MitesSM Fund	$2,464,548	$(759,779)	$(1,704,769)
SmallCap Equity Fund	150,286	—	(150,286)
Mid-Cap Equity Fund	24,696	(1,505)	(23,191)
Income Fund	(5,356)	5,617	(261)
Equity Fund	(2,232)	2,232	—
Balanced Fund	4,977	(4,977)	—
Intermediate Bond Fund	31	(31)	—

TETON Westwood Funds

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended September 30, 2016 and 2015 was as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2016	2015	2016	2015	2016	2015	2016	2015
	Mighty Mites SM Fund		SmallCap Equity Fund		Mid-Cap Equity Fund		Income Fund
Ordinary Income (inclusive of short term capital gains)	$—	$—	$—	$—	$—	$37,465	$19,307	$17,074
Net long term capital gains	25,421,356	23,968,954	3,743,714	3,156,477	201,278	18,169	—	—

Total distributions paid	$25,421,356	$23,968,954	$3,743,714	$3,156,477	$201,278	$55,634	$19,307	$17,074

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Ordinary Income (inclusive of short term capital gains)	$248,032	$271,551	$669,455	$1,479,039	$306,332	$350,106
Net long term capital gains	4,754,811	6,552,450	4,706,472	5,654,653	345,369	—

Total distributions paid	$5,002,843	$6,824,001	$5,375,927	$7,133,692	$651,701	$350,106

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Undistributed ordinary income (inclusive of short term capital gains)	—	—	—	$1,997	$246,663	—	$99,422
Undistributed long term capital gain	$50,986,398	$1,525,663	$44,496	307,456	3,303,157	$3,056,857	39,858
Accumulated capital loss carryforward	—	—	—	—	—	—	—
Unrealized appreciation/(depreciation)	321,360,991	6,512,634	385,755	(1,877)	10,384,965	8,553,888	615,655
Qualified late year loss deferral*	(6,466,810)	(37,000)	(11,292)	—	—	—	—
Other temporary differences	—	—	—	—	—	—	—

Total accumulated earnings	$365,880,579	$8,001,297	$418,959	$307,576	$13,934,785	$11,610,745	$754,935

*

Qualified late year losses related to passive foreign investment companies, ordinary losses, and losses on sales of securities and foreign currency realized after October 31(certain ordinary losses incurred after December 31) and prior to the Funds’ year end may be elected as occurring on the first day of the following year.

At September 30, 2016, the following Funds had net capital loss carryforwards for federal income tax purposes, which are available to reduce future required distributions of net capital gains to shareholders. The Funds are permitted to carry capital losses incurred after December 22, 2010 forward for an unlimited period as either short term or long term capital losses. In addition, these losses must be utilized prior to the losses incurred prior to that date, which are treated as short term capital losses. As a result, capital loss carryforwards incurred prior to December 22, 2010 may have an increased likelihood of expiring unused.

During the year ended September 30, 2016, the Income Fund utilized capital loss carryforwards of $1,342,308.

At September 30, 2016, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, investments in REITs, and basis adjustments in partnerships.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at September 30, 2016:

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Aggregate cost of investments	$727,971,302	$21,433,806	$3,696,862	$2,155,406	$51,602,027	$56,179,842	$19,505,777

Gross unrealized appreciation	$380,086,591	$6,974,720	$605,159	$57	$11,100,870	$9,046,081	$618,917
Gross unrealized depreciation	(58,724,421)	(462,086)	(219,404)	(1,934)	(715,905)	(492,193)	(3,262)

Net unrealized appreciation/depreciation	$321,362,170	$6,512,634	$385,755	$(1,877)	$10,384,965	$8,553,888	$615,655

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Mighty MitesSM Fund with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the year ended September 30, 2016, the Funds’ Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $47,902.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangements continue at least until January 31, 2017. For the year ended September 30, 2016, the Adviser waived fees or reimbursed expenses in the amounts of $62,663, $83,891, $52,910, and $82,578 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund, respectively. In addition, the SmallCap Equity Fund, Income Fund, and Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of the Funds fall below the applicable expense limitation for Class AAA Shares of 1.50%, 2.00%, and 1.00%, respectively, and for Class A Shares of 1.75%, 2.25%, and 1.10%, respectively, and for Class C Shares of 2.25%, 2.75%, and 1.75%, respectively, and for Class I Shares of 1.25%, 1.75%, and 0.75%, respectively, of average daily net assets, the annual limitation under the Advisory Agreements. As of September 30, 2016, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are as follows:

	For the year ended September 30, 2015, expiring September 30, 2017	For the year ended September 30, 2016, expiring September 30, 2018	Total
SmallCap Equity Fund	$56,530	$62,663	$119,193
Income Fund	32,907	52,910	85,817
Intermediate Bond Fund	74,038	82,578	156,616

The Mid-Cap Equity Fund is obliged to repay the Adviser for a period of three fiscal years following the fiscal year in which the Adviser reimbursed the Fund, only to the extent that the operating expenses of the Fund falls below the applicable expense limitation for Class AAA of 1.05%, Class A of 1.30%, Class C of 1.80%, and Class I of 0.80%, of average daily net assets, the annual limitation under the Advisory Agreement. As of September 30, 2016, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next three fiscal years are as follows:

TETON Westwood Funds

Notes to Financial Statements (Continued)

	For the year ended September 30, 2014, expiring September 30, 2017	For the year ended September 30, 2015, expiring September 30, 2018	For the year ended September 30, 2016, expiring September 30, 2019	Total
Mid-Cap Equity Fund	$92,134	$63,105	$83,891	$239,130

The Adviser has a Subadvisory Agreement with Westwood Management Corp. (the “Subadviser”) for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Adviser paid the Subadviser out of its advisory fees with respect to these three Funds a fee, computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.

The Adviser has a sub-administration agreement for each of the Funds with Gabelli Funds, LLC, an affiliate. Gabelli Funds, LLC has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

As per the approval of the Board, the Mid-Cap Equity Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended September 30, 2016, the Fund paid or accrued $2,274 in payroll expenses in the Statement of Operations.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the year ended September 30, 2016, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty MitesSM Fund	$57,808,427	$186,036,734	—	—
SmallCap Equity Fund	3,960,598	6,081,973	—	—
Mid-Cap Equity Fund	625,821	1,823,255	—	—
Income Fund	1,339,241	8,922,781	—	—
Equity Fund	19,427,716	23,781,329	—	—
Balanced Fund	13,783,564	20,384,130	$1,299,890	$2,707,580
Intermediate Bond Fund	1,919,730	3,532,442	6,508,283	5,631,331

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2016, the Mighty MitesSM Fund paid $108,700 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $63,293 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase or sale transactions with other funds managed by the Adviser or an affiliated adviser. During the year ended September 30, 2016, such transactions for the Mighty MitesSM Fund amounted to $6,893,524 in purchase transactions and $6,925,000 in sale transactions.

During the year ended September 30, 2016, the Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, Equity Fund, and Balanced Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $7,807, $2,572, $2,173, $766, $2,001, and $2,155, respectively.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2016, the Mighty MitesSM Fund, Equity Fund, and Balanced Fund each paid or accrued $45,000 to the Gabelli Funds, LLC, an affiliate of the Adviser, in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the year ended September 30, 2016 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund.

As of September 30, 2016, the Mid-Cap Equity Fund’s Adviser and its affiliates and officers beneficially owned greater than 25% of the voting securities of the Mid-Cap Equity Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Shares of Beneficial Interest. The Funds offer four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00% and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Income Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees, if any, retained by the Fund during the years ended September 30, 2016 and 2015, can be found in the Statements of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
	Mighty MitesSM Fund		SmallCap Equity Fund		Mid-Cap Equity Fund		Income Fund
Class AAA
Shares sold	1,108,002	1,876,375	234,709	40,710	33,210	50,974	41,878	116,255
Shares issued upon reinvestment of distributions	259,282	266,265	64,906	56,123	6,030	1,649	1,413	1,116
Shares redeemed	(3,047,247)	(5,967,973)	(145,802)	(442,812)	(62,121)	(22,866)	(201,855)	(122,200)

Net increase/(decrease) in Class AAA Shares	(1,679,963)	(3,825,333)	153,813	(345,979)	(22,881)	29,757	(158,564)	(4,829)

Class A
Shares sold	623,365	1,231,995	14,521	14,159	1,885	6,531	30,984	19,195
Shares issued upon reinvestment of distributions	138,595	118,516	27,376	15,562	1,717	575	144	135
Shares redeemed	(2,040,276)	(1,961,586)	(66,315)	(61,938)	(29,547)	(14,199)	(30,855)	(2,981)

Net increase/(decrease) in Class A Shares	(1,278,316)	(611,075)	(24,418)	(32,217)	(25,945)	(7,093)	273	16,349

Class C
Shares sold	855,795	3,670,354	43,485	15,224	2,153	3,724	3,386	6,684
Shares issued upon reinvestment of distributions	192,502	158,994	30,432	14,612	1,041	219	44	4
Shares redeemed	(2,579,797)	(4,380,129)	(122,683)	(68,572)	(10,873)	(501)	(15,911)	(5,531)

Net increase/(decrease) in Class C Shares	(1,531,500)	(550,781)	(48,766)	(38,736)	(7,679)	3,442	(12,481)	1,157

Class I
Shares sold	4,274,466	7,271,067	55,025	361,288	7,540	19,331	14,366	2,620
Shares issued upon reinvestment of distributions	301,122	276,914	85,940	24,667	7,465	2,109	122	91
Shares redeemed	(7,539,199)	(7,981,594)	(100,925)	(695,081)	(49,233)	(43,212)	(4,346)	(3,515)

Net increase/(decrease) in Class I Shares	(2,963,611)	(433,613)	40,040	(309,126)	(34,228)	(21,772)	10,142	(804)

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest (continued):

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Class AAA
Shares sold	90,589	92,359	488,294	399,699	52,001	61,913
Shares issued upon reinvestment of distributions	339,336	446,635	366,531	462,389	12,657	6,695
Shares redeemed	(572,249)	(622,891)	(1,197,557)	(1,612,887)	(142,638)	(78,739)

Net decrease in Class AAA Shares	(142,324)	(83,897)	(342,732)	(750,799)	(77,980)	(10,131)

Class A
Shares sold	89,464	25,507	129,287	88,796	20,242	25,865
Shares issued upon reinvestment of distributions	23,526	24,840	40,716	47,650	2,188	1,139
Shares redeemed	(72,951)	(38,525)	(132,507)	(74,649)	(23,049)	(37,149)

Net increase/(decrease) in Class A Shares	40,039	11,822	37,496	61,797	(619)	(10,145)

Class C
Shares sold	14,105	28,053	111,079	66,680	297,295	17,718
Shares issued upon reinvestment of distributions	4,124	6,603	28,701	34,319	1,175	283
Shares redeemed	(6,228)	(27,620)	(115,225)	(67,665)	(231,188)	(27,481)

Net increase/(decrease) in Class C Shares	12,001	7,036	24,555	33,334	67,282	(9,480)

Class I
Shares sold	82,472	153,069	23,460	16,975	212,571	287,280
Shares issued upon reinvestment of distributions	22,834	23,085	12,676	16,266	40,492	21,125
Shares redeemed	(122,220)	(80,695)	(33,059)	(63,700)	(166,930)	(450,894)

Net increase/(decrease) in Class I Shares	(16,914)	95,459	3,077	(30,459)	86,133	(142,489)

8. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty MitesSM Fund’s transactions in the securities of these issuers during the year ended September 30, 2016 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Loss	Market Value at September 30, 2016	Percent Owned of Shares Outstanding
ACME Communications Inc.*	1,135,036	—	(520,836)	614,200	—	—	—	—
Beasley Broadcast Group Inc., Cl. A	725,800	6,433	—	732,233	$131,673	—	$ 3,976,025	11.00%
Bel Fuse, Cl. A	170,323	3,000	(523)	172,800	41,358	$(8,217)	3,481,920	7.95%
Burnham Holdings Inc., Cl. A	241,000	4,000	—	245,000	214,038	—	4,187,050	8.08%
Canterbury Park Holding Corp.	353,100	9,247	—	362,347	108,434	—	3,804,644	8.44%
The Eastern Co.	322,122	8,900	—	331,022	143,901	—	6,630,371	5.29%
Edgewater Technology Inc.	692,272	13,248	—	705,520	—	—	5,996,920	5.73%
General Chemical Group Inc.	267,226	—	—	267,226	—	—	3,474	8.59%
MOCON Inc.	381,537	10,393	—	391,930	170,120	—	6,153,301	6.76%
Sevcon Inc.	475,854	17,750	—	493,604	—	—	4,368,395	9.24%
Sevcon Inc., 144A	—	25,000	—	25,000	—	—	221,250	—
Sevcon Inc., expire 07/11/2021	—	12,500	—	12,500	—	—	45,902	—
Sevcon Inc., 4.00%, Ser. A	88,937	—	—	88,937	85,380	—	2,350,605	—
SL Industries Inc.**	273,600	600	(274,200)	—	—	—	—	—
Strattec Security Corp.*	179,000	—	(3,300)	175,700	—	—	—	—
The L.S. Starrett Co., Cl. A	318,600	977	—	319,577	127,508	—	3,138,246	5.11%
Total					$1,022,412	$(8,217)	$44,358,103

*	Security is no longer considered affiliated at September 30, 2016.
**	Security is no longer held at September 30, 2016.

9. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Effective October 1, 2016, the TETON Income Fund changed its name to TETON Convertible Securities Fund and amended its principal strategy. The amended strategy is to invest, under normal circumstances, at least 80% of its net assets in convertible securities, and in derivatives and other instruments that have economic characteristics similar to such

TETON Westwood Funds

Notes to Financial Statements (Continued)

securities. As of the same date, the Adviser has contractually agreed to waive its investment advisory fee and reimburse expenses of the Fund to the extent necessary to maintain the total annual operating expenses for the Fund’s Class AAA, Class A, Class C, and Class I Shares at 1.15%, 1.40%, 1.90%, and 0.90%, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The TETON Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Mid-Cap Equity Fund, TETON Westwood Income Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund and TETON Westwood Intermediate Bond Fund (each a separate fund of TETON Westwood Funds) (hereafter collectively referred to as the “Funds”) at September 30, 2016, the results for each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

November 22, 2016

2016 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: – The percentage of the ordinary income dividend paid by the Balanced Fund (the “Fund”) during the year ended September 30, 2016 which was derived from U.S. Treasury securities was 14.18%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement during the year ended September 30, 2016. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty MitesSM Fund – During the year ended September 30, 2016, the Fund paid to shareholders long term capital gains totaling $25,421,356. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

SmallCap Equity Fund – During the year ended September 30, 2016, the Fund paid to shareholders long term capital gains totaling $3,743,714. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

Mid-Cap Equity Fund – During the year ended September 30, 2016, the Fund paid to shareholders long term capital gains totaling $201,278. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

Income Fund – During the year ended September 30, 2016, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.032, $0.022, $0.006, and $0.062 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended September 30, 2016, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.27% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Equity Fund – During the year ended September 30, 2016, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.049, $0.026 and $0.083 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totaling $4,754,811. For the year ended September 30, 2016, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.10% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – During the year ended September 30, 2016, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.125, $0.096, $0.038, and $0.154 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $4,706,472. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2016, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 41.80% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Intermediate Bond Fund – During the year ended September 30, 2016, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.158, $0.139, $0.062, and $0.180 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $345,369. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. The Fund designates 100% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 0.61% of the ordinary income distributions as qualified short-term capital gain.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1) The nature, extent, and quality of services provided by the Adviser and the Subadviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Sub-Adviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Sub-Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (“BNY”) to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Sub-Adviser, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Sub-Adviser, that (i) the Adviser and Sub-Adviser were able to retain quality personnel; (ii) the Adviser, Sub-Adviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements; (iii) the Adviser and Sub-Adviser were responsive to requests of the Board; (iv) the scope and depth of the Adviser’s and Sub-Adviser’s resources were adequate; and (v) the Adviser and Sub-Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with its Broadridge peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five and ten year (where applicable) average annual total return for the periods ended June 30, 2016, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (the “Performance Peer Group”), regardless of asset size or primary channel of distribution. Each Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was above the median for the one year period and below the median for the three year, five year and ten year periods; the Balanced Fund’s performance was above the median for the one year, three year, five year, and ten year periods; the SmallCap Equity Fund’s performance was above the median for the one year period and below the median for the three year, five year, and ten year periods; the Mighty Mites Fund’s performance was above the median for the one year, three year, five year, and ten year periods; the Income Fund’s performance was below the median for the one year, three year, five year, and ten year periods; the Mid-Cap Equity Fund’s performance was below the median for the one year and three year periods; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board Members concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Sub-Adviser, the Board considered the Adviser’s and Sub-Adviser’s financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Sub-Adviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Sub-Adviser and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (“Expense Peer Group”). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Sub-Adviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund, the Income Fund, and the Intermediate Bond Fund operated pursuant to a Fee Waiver and Expense Deferral Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the Mid-Cap Equity Fund operated pursuant to a Expenses Limitation Agreement with the Adviser wherein the Adviser had agreed to limit a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. The Board noted that the advisory fees and expense ratios for the Balanced Fund, Equity Fund, the Income Fund, and the Mighty Mites Fund were higher than the median when compared with those of their Expense Peer Groups. Finally, the Board noted that although the SmallCap Equity Fund’s, Intermediate Bond Fund’s, and Mid-Cap Equity Fund’s net advisory fees were lower than the median, after considering their fee waivers, their expense ratios were higher than the median when compared with their Expense Peer Groups. The Board also reviewed the fees charged by the Adviser and Sub-Adviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Sub-Adviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Sub-Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2015. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Sub-Adviser from their management of the Funds. The Board considered that the Adviser and Sub-Adviser do use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the sub-advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the Sub-Advisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

TETON Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the TETON Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-WESTWOOD (800-937-8966) or by writing to the TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4]:
Anthony J. Colavita	Since 1994	36	President of the law firm of	—
Trustee			Anthony J. Colavita, P.C.
Age: 80

James P. Conn	Since 1994	22	Former Managing Director and Chief Investment	—
Trustee			Officer of Financial Security Assurance Holdings,
Age: 78			Ltd. (1992-1998)

Werner J. Roeder, MD	Since 1994	23	Practicing private physician; Former Medical	—
Trustee			Director of Lawrence Hospital (1999-2014)
Age: 76

Salvatore J. Zizza	Since 2004	30	President of Zizza & Associates Corp. (financial	Director and Vice Chairman
Trustee			consulting); Chairman of Harbor Diversified, Inc.	of Trans-Lux Corporation
Age: 70			(pharmaceuticals); Chairman of BAM	(business services); Director
			(semiconductor and aerospace manufacturing);	and Chairman of Harbor
			Chairman of Bergen Cove Realty Inc.; Chairman of	Diversified Inc.
			Metropolitan Paper Recycling Inc. (recycling)	(pharmaceuticals); Director,
			(2005-2014)	Chairman, and CEO of
General Employment
Enterprises (staffing services)
(2009-2012)

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
OFFICERS:
Bruce N. Alpert		—	Executive Vice President and Chief Operating	—
President	Since 1994		Officer of Gabelli Funds, LLC since 1988; Officer of
Age: 64			several registered investment companies within the
Gabelli/GAMCO Fund Complex; Senior Vice
President of GAMCO Investors, Inc. since 2008;
Director of Teton Advisors, Inc., 1998-2012;
Chairman of Teton Advisors, Inc., 2008-2010;
President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango	Since 2013	—	Counsel of Gabelli Funds, LLC since 2013; Secretary	—
Secretary			of all registered investment companies within the
Age: 44			Gabelli/GAMCO Fund Complex since 2013; Vice
President of all closed-end funds within the
Gabelli/GAMCO Fund Complex since 2014;
Corporate Vice President within the Corporate
Compliance Department of New York Life
Insurance Company, 2011-2013; Vice President and
Counsel of Deutsche Bank, 2006-2011

Agnes Mullady	Since 2006	—	President and Chief Operating Officer of the Fund	—
Treasurer			Division of Gabelli Funds, LLC since 2010; Chief
Age: 58			Executive Officer of G.distributors, LLC since 2010;
Senior Vice President of GAMCO Investors, Inc.
since 2009; Vice President of Gabelli Funds, LLC
since 2007; Officer of all of the registered
investment companies within the Gabelli/GAMCO
Fund Complex

Richard J. Walz	Since 2013	—	Chief Compliance Officer of all of the registered	—
Chief Compliance Officer			investment companies within the Gabelli/GAMCO
Age: 57			Fund Complex since 2013; Chief Compliance
Officer of AEGON USA Investment Management,
2011-2013; Chief Compliance Officer of Cutwater
Asset Management, 2004-2011

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4	Trustees who are not interested persons are considered “Independent” Trustees.

TETON Westwood Funds and Your Personal Privacy

Who are we?

The TETON Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Teton Advisors, Inc., which is an affiliate of GAMCO Investors Inc., a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the TETON Westwood Funds.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Westwood Income Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

General and Account Information:

800-WESTWOOD [800-937-8966]

fax: 914-921-5118

website: www.tetonadv.com

e-mail: info@tetonadv.com

Board of Trustees
ANTHONY J. COLAVITA		WERNER J. ROEDER, MD
President,		Former Medical Director,
Anthony J. Colavita, P.C.		Lawrence Hospital

JAMES P. CONN		SALVATORE J. ZIZZA
Former Chief Investment Officer,		Chairman,
Financial Security Assurance Holdings Ltd.		Zizza & Associates Corp.
Officers

BRUCE N. ALPERT		RICHARD J. WALZ
President		Chief Compliance Officer

ANDREA R. MANGO		AGNES MULLADY
Secretary		Treasurer

Investment Adviser		Distributor
Teton Advisors, Inc.		G.distributors, LLC
Custodian		Legal Counsel
The Bank of New York Mellon		Paul Hastings LLP

We have separated the portfolio managers’ commentaries from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries is unrestricted. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the TETON Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ316AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $169,831 in 2015 and $174,075 in 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2015 and $0 in 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,710 in 2015 and $29,410 in 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2015 and $0 in 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $28,710 in 2015 and $29,410 in 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

              Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

              Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The TETON Westwood Funds

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/02/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/02/2016

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	12/02/2016

*	Print the name and title of each signing officer under his or her signature.